Exhibit 10.26

EXECUTION ORIGINAL

THIRD AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this “Agreement”) is entered into November 14, 2019 by and between TOTALSTONE, LLC, a limited liability company formed under the laws of the State of Delaware (“TotalStone”), NORTHEAST MASONRY DISTRIBUTORS, LLC (f/k/a NEM Purchaser, LLC), a limited liability company formed under the laws of the State of Delaware (“Northeast” and collectively with TotalStone, the “Borrower”), and BERKSHIRE BANK (the “Lender” and/or “BB”), a Massachusetts Banking Corporation.

RECITALS

Whereas, the Borrower and Lender entered into a certain Revolving Credit, Term Loan and Security Agreement dated December 20, 2017 (as amended, replaced, restated, modified and/or extended from time to time, the “Loan Agreement”); and

Whereas, Borrower and Lender have agreed to modify the terms of the Loan Agreement as set forth in this Agreement.

Now, therefore, in consideration of the Lender’s continued extension of credit and the agreements contained herein, the parties agree as follows:

AGREEMENT

1) ACKNOWLEDGMENT OF BALANCE. Borrower acknowledges that the most recent statement of account sent to the Borrower with respect to the Obligations is correct.

2) MODIFICATIONS. The Loan Agreement be and hereby is modified as follows:

(a) Northeast Masonry Distributors, LLC (f/k/a NEM Purchaser, LLC), a limited liability company organized under the laws of the State of Delaware, is hereby added as a borrowing entity under the Loan Agreement and the Other Documents and is added to the definition of “Borrower” in the Loan Agreement and the Other Documents. Pursuant to Section 4.1 of the Loan Agreement and to secure the prompt payment and performance to Lender of the Obligations, Northeast hereby assigns, pledges and grants to Lender a continuing security interest in and to and Lien on all of its assets and all of its Collateral, whether now owned or existing or hereafter acquired or arising and wheresoever located.

(b) The following definitions in Section 1.2 of the Loan Agreement are hereby deleted and are replaced to read as follows:

“Inventory Sublimit” shall mean $6,000,000.

“Maximum Loan Amount” shall mean $13,250,000.

1

“Maximum Revolving Advance Amount” shall mean $11,500,000.

“Original Owners” shall mean (i) with regard to TotalStone, collectively, (a) Stream Finance, (b) Brookstone Partners Acquisition XIV, LLC, a limited liability company of the State of Delaware, (c) Gordon Rocks, Inc., a corporation of the State of New Jersey, (d) Warren Rocks, Inc., a corporation of the State of New Jersey, (e) Kevin Grotke and (f) James Palatine and (ii) with regard to Northeast, TotalStone.

“Seasonal Availability Block” shall mean (i) Two Hundred Fifty Thousand and 00/100 Dollars ($250,000) as of March 1, 2019 through and including November 30, 2019, (ii) Zero and 00/100 Dollars ($0) as of December 1, 2019 through and including March 31, 2020 and (iii) Two Hundred Fifty Thousand and 00/100 Dollars ($250,000) as of April 1, 2020, provided, however, if the Borrower’s Compliance Certificate for the fiscal quarter ending June 30, 2020 delivered to the Lender pursuant to Section 9.8 herein and Borrower’s monthly management prepared financial statements for the month ending June 30, 2020 delivered to the Lender pursuant to Section 9.9 herein evidence that the Borrower is in compliance with all terms and conditions of the Loan Agreement and the Other Documents and no Default and/or Event of Default exists, then, upon the outstanding balance of the Term Loan being reduced to $250,000, such Seasonal Availability Block shall change from time to time simultaneously with changes to the outstanding balance of the Term Loan to an amount equal to the outstanding balance of the Term Loan at such time so long as no Default and/or Event of Default or Default shall have occurred and be continuing at each such time.

“Subordinated Lender” shall mean, collectively, (i) Stream Finance, as successor in interest to BP Mezzanine Capital, LLC pursuant to that certain Assignment and Assumption of Credit Facility dated as of the Closing Date, as successor in interest to FIFTH STREET MEZZANINE PARTNERS II, L.P. pursuant to that certain Assignment and Assumption of Credit Facility dated as of March 28, 2012 and (ii) the NMD Seller.

“Subordinated Loan Agreement” shall mean, collectively, (i) that certain Amended and Restated Credit Agreement by and between Stream Finance and the Borrower dated as of November 14, 2019, as amended, restated, supplemented or otherwise modified from time to time and (ii) the NMD Subordinated Notes.

“Subordination Agreement” shall mean, collectively, (i) that certain Amended and Restated Subordination and Intercreditor Agreement executed by Stream Finance, the Lender and the Borrower dated the Third Amendment Closing Date and (ii) that certain Subordination and Intercreditor Agreement executed by NMD Seller, the Lender and the Borrower dated the Third Amendment Closing Date, as each may be amended, supplemented or modified from time to time.

(c) The following definitions are hereby added to Section 1.2 of the Loan Agreement to read as follows:

“Adjusted EBITDA” shall mean for any period the sum of (i) Net Income (or loss) of Borrower for such period (excluding extraordinary gains and losses), plus (ii) all interest expense of Borrower for such period, plus (iii) all charges against income of Borrower during such period for federal, state and local income taxes accrued, plus (iv) depreciation expenses of the Borrower for such period, plus (v) amortization expenses of the Borrower for such period, plus (vi) non-cash management fees, plus (vii) the fair market value of the aggregate cost of goods sold expense of the Borrower during such period, plus (viii) the aggregate amount of non-recurring expenses of the Borrower associated with the Northeast Acquisition during such period, minus (ix) the bargain purchase gain incurred by the Borrower with regard to Northeast Acquisition during such period as calculated by the Lender.

2

“NMD Seller” shall mean Avelina Masonry LLC (f/k/a Northeast Masonry Distributors, LLC), a Delaware limited liability company.

“NMD Subordinated Notes” shall mean, collectively, that certain Non-Negotiable Secured Subordinated Promissory Note executed by TotalStone in favor of the Junior Creditor in the original principal amount of $2,007,866.40 dated as of November 13, 2019 and that certain Non-Negotiable Secured Subordinated Contingent Value Promissory Note executed by Northeast in favor of the Junior Creditor in the original principal amount to be determined up to $1,000,000 dated as November 13, 2019, in each case, as amended, restated, extended, supplemented or otherwise modified from time to time.

“Northeast Acquisition” shall mean the acquisition of the assets of NMD Seller by Northeast on the Third Amendment Closing Date.

“Permitted Overadvance Amount” shall mean $500,000.

“Permitted Overadvance Period” shall mean the period commencing on January 1, 2020 through and including March 31, 2020.

“Stream Finance” shall mean Stream Finance, LLC, a Delaware limited liability company.

“Stream Preferred Equity Investment” shall mean a preferred equity investment in TotalStone by Stream Finance on or after the Third Amendment Closing Date, however, on or before November 30, 2019 in an aggregate amount not less than $560,750 but not to exceed $1,000,000.

“Stream Preferred Equity Investment Reserve Amount” shall mean $300,000.

“Stream Preferred Equity Investment Reserve Period” shall mean the period commencing on the Third Amendment Closing Date through and including the date that the aggregate Stream Preferred Equity Investment amount is equal to or greater than $560,750.

“Third Amendment Closing Date” shall mean November 14, 2019.

(d) Subsection 2.l(a) is hereby deleted from the Loan Agreement and is replaced with a new Subsection 2.1(a) to read as follows:

(a) Amount of Revolving Advances. Subject to the terms and conditions set forth in this Agreement including Section 2.1(b), Lender will make Revolving Advances to Borrower in aggregate amounts outstanding at any time equal to the lesser of (x) the Maximum Revolving Advance Amount less the aggregate Maximum Undrawn Amount of all outstanding Letters of Credit or (y) an amount equal to the sum of:

(i) 85%, subject to the provisions of Section 2.l(b) hereof (“Receivables Advance Rate”), of Eligible Receivables, plus

3

(ii) the lesser of (A) the sum of (I) 60%, subject to the provisions of Section 2.l(b) hereof, of the value of the Eligible Inventory owned by TotalStone (the “TotalStone Inventory Advance Rate”) plus (II) 50%, subject to the provisions of Section 2.1(b) hereof, of the value of the Eligible Inventory owned by Northeast (the “Northeast Inventory Advance Rate” and collectively with the TotalStone Inventory Advance Rate, the “Inventory Advance Rate”) (the Inventory Advance Rate and the Receivables Advance Rate shall collectively be referred to herein as the “Advance Rates”) and (B) the Inventory Sublimit, plus

(iii) the Permitted Overadvance Amount during the Permitted Overadvance Period, minus

(iv) the aggregate Maximum Undrawn Amount of all outstanding Letters of Credit, minus

(v) the Seasonal Availability Block, minus

(vi) such reserves as Lender deems proper and necessary in its Permitted Discretion from time to time including, but not limited to, the Stream Preferred Equity Investment Reserve Amount during the Stream Preferred Equity Investment Reserve Period.

The amount derived from the sum of (I) Sections 2.l(a)(y)(i), (ii) and (iii) minus (II) Sections 2.1(a)(y)(iv), (v) and (vi) at any time and from time to time shall be referred to as the “Formula Amount”. The Revolving Advances shall be evidenced by one or more secured promissory notes (collectively, the “Revolving Credit Note”) substantially in the form attached hereto as Exhibit 2.1(a). Notwithstanding anything to the contrary contained in the foregoing or otherwise in this Agreement, the outstanding aggregate principal amount of the Revolving Advances at any one time outstanding shall not exceed an amount equal to the lesser of (i) the Maximum Revolving Advance Amount less the Maximum Undrawn Amount of all outstanding Letters of Credit or (ii) the Formula Amount.

(e) Section 6.5 is hereby deleted from the Loan Agreement and is replaced with a new Section 6.5 to read as follows:

6.5 Financial Covenants.

(a) Cash Flow Coverage Ratio. Cause to be maintained, at all times, a Cash Flow Coverage Ratio of not less than 1.15 to 1.00 as of June 30, 2020 and at all times thereafter, tested quarterly on a trailing twelve (12) month basis, upon receipt of the financial statements required pursuant to Sections 9.7 and 9.9 herein. Notwithstanding anything to the contrary herein, (i) the calculation of the Cash Flow Coverage Ratio will include an add-back in the numerator for actual non-recurring expenses incurred by the Borrower in the 2020 fiscal year up to the maximum amount of $150,000 and (ii) the calculation of EBITDA with regard to the Cash Flow Coverage Ratio for the periods ending June 30, 2020, September 30, 2020 and December 31, 2020 shall be (A) incurred by an amount equal to the sum of (I) the fair market value of the aggregate cost of goods sold expense of the Borrower during such period plus (II) the aggregate amount of non-recurring expenses of the Borrower associated with the Northeast Acquisition during such period and (B) decreased by an amount equal to the bargain purchase gain incurred by the Borrower with regard to Northeast Acquisition during such period as calculated by the Lender.

4

(b) Minimum Tangible Net Worth. Cause to be maintained, at all times, a Tangible Net Worth of not less than $3,500,000 for the fiscal year ending December 31, 2019, provided, however, such amount shall increase each year thereafter commencing with the fiscal year ending December 31, 2020 by an amount equal to fifty percent (50%) the Borrower’s undistributed Net Income (without deduction for loss) for the immediately ended fiscal year at such time, tested semi-annually at the end of June and December of each fiscal year on a consolidated basis.

(c) Adjusted EBITDA. Cause to be maintained an Adjusted EBITDA of not less than (i) $1,000,000 as of December 31, 2019 and (ii) $900,000 as of March 31, 2020, tested on a consolidated, trailing twelve (12) month basis.

(f) Section 7.6 is hereby deleted from to the Loan Agreement and is replaced with a new Section 7.6 to read as follows:

7.6 Capital Expenditures. Contract for, purchase or make any expenditure or commitments for Capital Expenditures in any fiscal year in an aggregate amount in excess of $500,000.

(g) Section 7.27 is hereby deleted from to the Loan Agreement and is replaced with a new Section 7.27 to read as follows:

7.27 Payments to Sponsor under Management Agreement. Pay or make any management fee payments to the Sponsor pursuant to the Management Agreement except that so long as (a) a notice of termination with regard to this Agreement shall not be outstanding, (b) no Default and/or Event of Default shall have occurred and is continuing and/or shall be caused by the making of any and each such management fee payment, (c) the aggregate amount of such management fee payments does not exceed in any fiscal year an amount equal to the sum of $200,000 plus the amounts permitted to be paid pursuant to (z) herein below and (d) the Borrower provides evidence to the Lender that it is and will be in pro forma compliance with the financial covenants set forth in Section 6.5 herein prior to and after giving effect to any and each such management fee payment (whether accrued or not) to the Sponsor pursuant to the Management Agreement, Borrower shall be permitted to make (I) scheduled management fee payments to the Sponsor pursuant to the Management Agreement and/or (II) scheduled management fee payments to the Sponsor pursuant to the Management Agreement which have started to accrue after the Closing Date during any fiscal year that is not paid for any reason. Notwithstanding anything to the contrary herein, the Borrower shall (y) not be permitted to pay at any time during the Term hereof any management fees accrued and outstanding prior to the Closing Date and (z) be permitted to pay an additional management fee payment in any amount not greater than $8,333.33 in any month that the Borrower’s Cash Flow Coverage Ratio measured on a consolidated, trailing twelve (12) month basis is not less than 1.45 to 1.00 after giving effect to each such additional management fee payment (each an “Additional Permitted Monthly Management Fee Payment”) upon receipt and satisfactory review by the Lender of the Borrower’s management prepared for the immediately preceding month ended pursuant to Section 9.9 herein so long no Default and/or Event of Default shall have occurred and be continuing and/or shall be caused by the making of any and each such Additional Permitted Monthly Management Fee Payment.

5

(h) Section 9.7 is hereby deleted from to the Loan Agreement and is replaced with a new Section 9.7 to read as follows:

9.7 Annual Financial Statements. Furnish Lender within one hundred twenty (120) days after the end of each fiscal year of Borrower, audited financial statements of Borrower including, but not limited to, statements of income and stockholders’ equity and cash flow from the beginning of the current fiscal year to the end of such fiscal year and the balance sheet as at the end of such fiscal year, all prepared in accordance with GAAP on a combined and combining basis consistent with prior practices, and in reasonable detail and reported upon without qualification by Holman Frenia Allison, P.C. or another independent certified public accounting firm selected by Borrower and reasonably satisfactory to Lender (the “Accountants”). The report of the Accountants shall, to the extent that the Accountants customarily provide such statements, be accompanied by a statement of the Accountants certifying that in making the examination upon which such report was based either no information came to their attention which to their knowledge constituted an Event of Default or a Default under this Agreement or, if such information came to their attention, specifying any such Default or Event of Default, its nature, when it occurred and whether it is continuing. In addition, the reports shall be accompanied by a Compliance Certificate.

(i) Section 9.9 is hereby deleted from to the Loan Agreement and is replaced with a new Section 9.9 to read as follows:

9.9 Monthly Financial Statements. Furnish Lender within thirty (30) days after the end of each month, an internally prepared balance sheets of Borrower and internally prepared statements of income and shareholders’ equity and cash flow of Borrower reflecting results of operations from the beginning of the fiscal year to the end of such month and for such month, prepared on a combined and combining basis consistent with prior practices and complete and correct in all material respects, subject to the absence of footnotes and year-end audit adjustments.

3) CONSENT TO ACQUISITION OF ASSETS AND STREAM PREFERRED EQUITY INVESTMENT. The Lender hereby consents (a) to the acquisition of the assets of a NMD Seller by Northeast so long as (i) no Default and/or Event of Default has occurred and is continuing, (ii) the Lender has received and reviewed to its satisfaction any and all due diligence with regard to such acquisition and (iii) a copy of all documentation with regard to such acquisition is provided to the Lender, (b) to the consumination of the Stream Preferred Equity Investment, provided that if the aggregate amount of the Stream Preferred Equity Investment consummated by November 30, 2019 is not at least $560,750, then, notwithstanding anything to the contrary in the Loan Agreement and the Other Documents, an Event of Default shall occur immediately without any further action by Lender, and (c) the incurrence of Indebtedness under the NMD Notes.

6

4) REVISED SCHEDULES. All revised schedules to the Loan Agreement attached hereto on Exhibit A replace the applicable existing schedules and are incorporated into the Loan Agreement and the Other Documents by reference.

5) ACKNOWLEDGMENTS BY BORROWER. Borrower acknowledges and represents that:

(A) the Loan Agreement and the Other Documents, as amended hereby, are in full force and effect without any defense, claim, counterclaim, right or claim of set-off;

(B) to the best of its knowledge, no default by the Lender in the performance of their duties under the Loan Agreement or the Other Documents has occurred;

(C) all representations and warranties of the Borrower contained herein, in the Loan Agreement and in the Other Documents are true and correct in all material respects as of this date, except for any representation or warranty that specifically refers to an earlier date;

(D) Borrower has taken all necessary action to authorize the execution and delivery of this Agreement; and

(E) this Agreement is a modification of an existing obligation and is not a novation.

6) PRECONDITIONS. As preconditions to the effectiveness of any of the modifications, contained herein, the Borrower agrees to:

(A) provide the Lender with this Agreement, the Second Amended and Restated Revolving Credit Note, the Amended and Restated Term Note, the Power of Attorney, the Subordination and Intercreditor Agreement and Pay Proceeds Letter, each properly executed;

(B) provide to the Lender confirmation that the Stream Preferred Equity Investment in a minimum amount of$260,750 has been consummated;

(C) provide to the Lender confirmation that Stream has advanced to the Borrower an additional Subordinated Loan in a minimum amount of $139,250;

(D) pay to the Lender an amendment fee in the amount of $20,000.00; and

(E) pay all reasonable and documented legal fees to Mandelbaum Salsburg incurred by the Lender in entering into this Agreement.

7

7) MISCELLANEOUS. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts, without reference to that state’s conflicts of law principles. This Agreement, the Loan Agreement and the Other Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement, the Loan Agreement or the Other Documents. This Agreement, the Loan Agreement and the Other Documents are intended to be consistent. However, in the event of any inconsistencies among this Agreement, the Loan Agreement and/or any of the Other Documents, the terms of this Agreement, then the Loan Agreement, shall control. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement.

8) DEFINITIONS. The terms used herein and not otherwise defined or modified herein shall have the meanings ascribed to them in the Loan Agreement. The terms used herein and not otherwise defined or modified herein or defined in the Loan Agreement shall have the meanings ascribed to them by the Uniform Commercial Code as enacted in Commonwealth of Massachusetts.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

8

[SIGNATURE PAGE THIRD AMENDMENT TO REVOLVING CREDIT,
TERM LOAN AND SECURITY AGREEMENT]

IN WITNESS WHEREOF, the undersigned have signed and sealed this Agreement the day and year first above written.

TOTALSTONE, LLC

By:	/s/ Michael Toporek
Name:	Michael Toporek
Title:	Manager

NORTHEAST MASONRY DISTRIBUTORS, LLC
(f/k/a NEM Purchaser, LLC)

By:	TotalStone, LLC, its Managing Member

By:	/s/ Michael Toporek
Name:	Michael Toporek
Title:	Manager

[SIGNATURE PAGE TO FOLLOW]

[SIGNATURE PAGE TO THIRD AMENDMENT TO REVOLVING CREDIT,

TERM LOAN AND SECURITY AGREEMENT]

BERKSHIRE BANK,
as Lender

By:	/s/ Diane Williams
Name:	DIANE WILLIAMS
Title:	Vice President

EXECUTION ORIGINAL

FOURTH AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT

THIS FOURTH AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this “Agreement”) is entered into as of April 1, 2020 by and among TOTALSTONE, LLC, a limited liability company formed under the laws of the State of Delaware (“TotalStone”), NORTHEAST MASONRY DISTRIBUTORS, LLC (f/k/a NEM Purchaser, LLC), a limited liability company formed under the laws of the State of Delaware (“Northeast” and collectively with TotalStone, the “Borrower”), and BERKSHIRE BANK (the “Lender” and/or “BB”), a Massachusetts Banking Corporation.

RECITALS

Whereas, the Borrower and Lender entered into a certain Revolving Credit, Term Loan and Security Agreement dated December 20, 2017 (as amended, replaced, restated, modified and/or extended from time to time, the “Loan Agreement”); and

Whereas, Borrower and Lender have agreed to modify the terms of the Loan Agreement as set forth in this Agreement.

Now, therefore, in consideration of the Lender’s continued extension of credit and the agreements contained herein, the parties agree as follows:

AGREEMENT

1) ACKNOWLEDGMENT OF BALANCE. Borrower acknowledges that the most recent statement of account sent to the Borrower with respect to the Obligations is correct.

2) MODIFICATIONS. The Loan Agreement be and hereby is modified as follows:

(a) The following definitions in Section 1.2 of the Loan Agreement are hereby deleted and are replaced to read as follows:

“Cash Flow Coverage Ratio” shall mean and include, with respect to any fiscal period, the ratio of (a) the sum of (i) EBITDA of Borrower for such period, minus (ii) the aggregate amount of distributions and other disbursements made by the Borrower to its members during such period, minus (iii) the aggregate amount of Unfinanced Capital Expenditures made by the Borrower during such period, minus (iv) the aggregate amount of income tax expenses of the Borrower during such period (which, for the avoidance of doubt, excludes Permitted Tax Distribution made during such period), minus (v) the aggregate amount of advances of the Capstone Specified Distribution Loan made by the Borrower to Capstone during such period, minus (vi) the aggregate amount of prepayments with regard to the Upside Fee made by the Borrower to Capstone during such period (which such prepayments are to be used by Capstone to make Deferred Compensation Payments otherwise such prepayments would not be made by the Borrower) to (b) the sum of (i) the aggregate amount of principal payments made by the Borrower during such period with regard to all Indebtedness of the Borrower, plus (ii) the aggregate amount of principal payments by the Borrower during such period with regard to all Capitalized Lease Obligations of the Borrower, plus (iii) all interest expense of Borrower paid in cash during such period.

Berkshire/TotalStone - Fourth Amendment to Resolving Credit, Term Loan and Security Agreement

1

“Management Agreement” shall mean that certain Amended and Restated Management Fee Agreement by and between the Borrower and the Sponsor (as assignee of MJT Park) dated as of March 1, 2020, as may be amended, restated, replaced and/or modified from time to time as permitted herein.

“Management Fee Subordination Agreement” shall mean that certain Amended and Restated Subordination Agreement (Management Fee Subordination Agreement) by and between the Sponsor and the Lender dated the Fourth Amendment Closing Date, as may be amended, restated, replaced and/or modified from time to time.

“Original Owners” shall mean (i) with regard to TotalStone, collectively, (a) Capstone, (b) Stream Finance, (c) Brookstone Partners Acquisition XIV, LLC, a limited liability company of the State of Delaware, (d) Gordon Rocks, Inc., a corporation of the State of New Jersey, (e) Warren Rocks, Inc., a corporation of the State of New Jersey, (f) Kevin Grotke and (g) James Palatine and (ii) with regard to Northeast, TotalStone.

“Revolving Interest Rate” shall mean an interest rate per annum equal to the sum of (i) the greater of LIBOR and one percent (1.00%) plus (ii) two and one half of one percent (2.50%).

“Sponsor” shall mean Brookstone.

“Tangible Net Worth” shall mean, at a particular date, (a) the aggregate amount of all assets of Borrower as may be properly classified as such in accordance with GAAP consistently applied excluding such other assets as are properly classified as intangible assets under GAAP, minus (b) the aggregate amount of all liabilities of Borrower, minus (c) the aggregate amount of Indebtedness owing to the Borrower from its Affiliates, officers and/or employees, minus (d) the aggregate outstanding balance of Capstone Specified Distribution Loan owing to the Borrower by Capstone, plus (e) the aggregate amount of subordinated Indebtedness of the Borrower.

“Term Loan Rate” shall mean an interest rate per annum equal to the sum of (i) the greater of LIBOR and one percent (1.00%) plus (ii) three and one half of one percent (3.50%).

(b) The following definitions are hereby added to Section 1.2 of the Loan Agreement to read as follows:

“Brookstone” shall mean Brookstone Partners IAC, Inc., a Delaware corporation.

“Capstone” shall mean Capstone Therapeutics Corporation, a Delaware corporation.

“Capstone Management Agreement” shall mean that certain Management Fee Agreement by and between the Borrower and Capstone dated the Fourth Amendment Closing Date, as each may be amended, restated, replaced and/or modified from time to time as permitted herein.

Berkshire/TotalStone - Fourth Amendment to Resolving Credit, Term Loan and Security Agreement

2

“Capstone Specified Distribution Loan” shall mean that certain loan made by the Borrower to Capstone after the Fourth Amendment Closing Date up to the maximum amount of $465,000 as follows: 50% of all Capstone Tax Savings up to $465,000.

“Capstone Tax Savings” shall mean the sum of (a) 42.9% of the taxable income of the Borrower and its Subsidiaries for any period that is allocated to Capstone less (b) the aggregate amount of tax payments of Capstone and its Subsidiaries for such period less (c) the aggregate amount of the Monthly Fee and the Upside Fee paid to Capstone by the Borrower during such period (including any and all prepayments with regard to the Upside Fee made by the Borrower to Capstone during such period, which such prepayments are to be used by Capstone to make Deferred Compensation Payments otherwise such prepayments would not be made by the Borrower).

“CARES Act” shall mean the Coronavirus Aid, Relief and Economic Security Act (otherwise known as the CARES Act) and all applicable rules and regulations associated therewith, as amended from time to time.

“Deferred Compensation Payment(s)” shall mean any payment(s) of the Deferred Fees (as defined in that certain letter agreement dated as of March 27, 2020 from Capstone to Frederic R. Feldman, Elwood Howse, John M. Holliman, III and Leslie M. Traeger) made by the Capstone in accordance with such above referenced letter agreement.

“Fourth Amendment Closing Date” shall mean as of April 1, 2020.

“Monthly Fee” shall have the meaning ascribed to it in the Capstone Management Agreement.

“SBA” means the United States Small Business Administration.

“SBA PPP Loan” means, collectively, all loans incurred by the Borrower under 15 U.S.C. 636(a)(36) (as added to the Small Business Act by Section 1102 of the CARES Act) as permitted pursuant to the terms of Section 7.8 herein.

“Small Business Act” means the Small Business Act (15 U.S. Code Chapter 14A — Aid to Small Business).

“Upside Fee” shall have the meaning ascribed to it in the Capstone Management Agreement.

(c) Subsection 6.5(d) is hereby added to the Loan Agreement to read as follows:

(d) Notwithstanding anything to the contrary herein, the SBA PPP Loan in favor of the Borrower permitted pursuant to Section 7.8 herein shall be disregarded as Indebtedness for purposes of calculating all financial covenants set forth in this Section 6.5 to the extent that, if the Borrower receives notification that the SBA will not forgive all or any portion of such SBA PPP Loan (each a “Rejection Notice”), then, for purposes of calculating the financial covenants set forth in this Section 6.5, the unforgiven portion of such SBA PPP Loan (a) will not be disregarded as Indebtedness for purposes of calculating all financial covenants set forth in this Section 6.5 and (b) will be deemed to have been incurred as of the date of such Rejection Notice.

Berkshire/TotalStone - Fourth Amendment to Resolving Credit, Term Loan and Security Agreement

3

(d) Section 7.5 is hereby deleted from to the Loan Agreement and is replaced with a new Section 7.5 to read as follows:

7.5 Loans. Make advances, loans or extensions of credit to any Person, including any Parent, Subsidiary or Affiliate except with respect to (a) the extension of commercial trade credit in connection with the sale of Inventory in the Ordinary Course of Business, (b) loans to its employees in the Ordinary Course of Business not to exceed the aggregate amount of $50,000 at any time outstanding and (c) the Capstone Specified Distribution Loan, provided, however, (i) all advances of the Capstone Specified Distribution Loan shall be made on a quarterly basis after receipt and satisfactory review by the Lender of the Borrower’s quarterly financial statements pursuant to Section 9.9 herein commencing with the quarterly financial statements to be delivered for the quarter ending June 30, 2020, (ii) any portions of the Capstone Specified Distribution Loan that are repaid to the Borrower cannot be loaned again to Capstone, (iii) no additional portions of the Capstone Specified Distribution Loan shall be advanced by the Borrower to Capstone upon the occurrence of a Default and/or an Event of Default, (iv) the Borrower shall be in pro forma compliance of all financial covenants set forth in Section 6.5 herein prior to and after giving effect to each such advance with regard to the Capstone Specified Distribution Loan, (v) if, at the end of any fiscal year, it is determined that the portion of the Capstone Specified Distribution Loan already advanced by the Borrower during such fiscal year has caused an overadvance of the portion of the Capstone Specified Distribution Loan required to be advanced by the Borrower during such fiscal year based on the calculation of the Capstone Tax Savings at the end of such fiscal year (each a “Capstone Specified Distribution Loan Overadvance”) in an amount less than $100,000, then such Capstone Specified Distribution Loan Overadvance shall be reduced from the portion of the Capstone Specified Distribution Loan required to be advanced by the Borrower in the following fiscal years until the Borrower is reimbursed in full for such Capstone Specified Distribution Loan Overadvance and (vi) if, at the end of any fiscal year, it is determined that a Capstone Specified Distribution Loan Overadvance exists in an amount equal to or greater than $100,000, then Capstone shall immediately reimburse the Borrower for the entire Capstone Specified Distribution Loan Overadvance.

(e) Section 7.8 is hereby deleted from to the Loan Agreement and is replaced with a new Section 7.8 to read as follows:

7.8 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness (exclusive of trade debt) except in respect of (i) the Obligations; (ii) Indebtedness incurred for Capital Expenditures permitted under Section 7.6 hereof; (iii) any guarantees of Indebtedness permitted under Section 7.3 hereof; (iv) any Indebtedness listed on Schedule 1.2 hereof, (v) Indebtedness due under the Subordinated Loan Documentation, (vi) SBA PPP Loans so long as (a) no Default and/or Event of Default has occurred, (b) such SBA PPP Loans are administered and maintained by the Lender, (c) such are unsecured and (d) the aggregate outstanding amount of all such SBA PPP Loans does not exceed $780,300.00 and (vii) other unsecured Indebtedness in the aggregate principal amount not to exceed $100,000.00 at any time.

Berkshire/TotalStone - Fourth Amendment to Resolving Credit, Term Loan and Security Agreement

4

(f) Section 7.10 is hereby deleted from to the Loan Agreement and is replaced with a new Section 7.10 to read as follows:

7.10 Transactions with Affiliates. Directly or indirectly, purchase, acquire or lease any property from, or sell, transfer or lease any property to, or otherwise enter into any transaction or deal with, any Affiliate, except with respect to (i) the lease of real property commonly known as 1 Red Valley Road, Millstone Township, New Jersey 08510, (ii) the payment of fees and expenses to Sponsor in respect of management services pursuant to the Management Agreement, (iii) the payment of fees and expenses to Capstone in respect of the management services pursuant to the Capstone Management Agreement and (iv) those transactions disclosed to the Lender, which are in the Ordinary Course of Business, on an arm’s- length basis on terms and conditions no less favorable than terms and conditions which would have been obtainable from a Person other than an Affiliate.

(g) Section 7.27 is hereby deleted from to the Loan Agreement and is replaced with a new Section 7.27 to read as follows:

7.27 Payments to Sponsor under Management Agreement. Pay or make any management fee payments to the Sponsor pursuant to the Management Agreement on or after March 1, 2020 except that so long as (a) a notice of termination with regard to this Agreement shall not be outstanding, (b) no Default and/or Event of Default shall have occurred and is continuing and/or shall be caused by the making of any and each such management fee payment, (c) the aggregate amount of such management fee payments does not exceed in any fiscal year an amount equal to the sum of $300,000 plus the aggregate amount of Permitted Performance Fee Payments permitted to be paid pursuant to (x) herein below plus the aggregate amount of Additional Permitted Monthly Management Fee Payments permitted to be paid pursuant to (y) herein below and (d) the Borrower provides evidence to the Lender that it is and will be in pro forma compliance with the financial covenants set forth in Section 6.5 herein prior to and after giving effect to any and each such management fee payment (whether accrued or not) to the Sponsor pursuant to the Management Agreement, Borrower shall be permitted to make (I) scheduled management fee payments to the Sponsor pursuant to the Management Agreement (each a “Permitted Scheduled Management Fee Payment”) and/or (II) scheduled management fee payments to the Sponsor pursuant to the Management Agreement which have started to accrue after the Closing Date during any fiscal year that is not paid for any reason (each a “Permitted Accrued Management Fee Payment”). Notwithstanding anything to the contrary herein, the Borrower shall (w) not be permitted to pay at any time during the Term hereof any management fees accrued and outstanding prior to the Closing Date, (x) be permitted to pay an additional management fee payment in the form of a performance fee for each twelve (12) month period commencing on January 1st and ending on December 31st each year (the “Annual Period”) in an amount equal to five percent (5%) of the amount that the Borrower’s Adjusted EBITDA exceeds Four Million and 00/100 Dollars ($4,000,000) commencing with the Annual Period ending December 31, 2020 (each a “Permitted Performance Fee Payment”) upon receipt and satisfactory review by the Lender of the Borrower’s annual financial statements pursuant to Section 9.7 herein so long no Default and/or Event of Default shall have occurred and be continuing and/or shall be caused by the making of any and each such Performance Fee Payment, (y) be permitted to pay an additional management fee payment in any amount in any month that the Borrower’s Cash Flow Coverage Ratio measured on a consolidated, trailing twelve (12) month basis is not less than 1.45 to 1.00 after giving effect to each such additional management fee payment (each an “Additional Permitted Monthly Management Fee Payment”) upon receipt and satisfactory review by the Lender of the Borrower’s management prepared for the immediately preceding month ended pursuant to Section 9.9 herein so long no Default and/or Event of Default shall have occurred and be continuing and/or shall be caused by the making of any and each such Additional Permitted Monthly Management Fee Payment, provided, however, the amount of any Additional Permitted Monthly Management Fee Payment shall not exceed $8,333 during the 2020 calendar year and (z) commencing with the 2021 fiscal year, the aggregate amount of Permitted Scheduled Management Fee Payments, Permitted Accrued Management Fee Payments and Additional Permitted Monthly Management Fee Payments shall not exceed $400,000 in any fiscal year.

Berkshire/TotalStone - Fourth Amendment to Resolving Credit, Term Loan and Security Agreement

5

(h) Section 7.28 is hereby deleted from to the Loan Agreement and is replaced with a new Section 7.28 to read as follows:

7.28 Modifications to the Management Agreement and/or the Capstone Management Agreement. Make any modification and/or amendment to the Management Agreement and/or the Capstone Management Agreement without the prior written consent of the Lender which consent shall not be unreasonably withheld.

(i) Section 7.29 is hereby added to the Loan Agreement to read as follows:

7.29 Modifications to Borrower’s Board of Directors. Make any modification to the Borrower’s Board of Directors such that the Board of Directors does not (i) have exactly five (5) members, (ii) require that all decisions are made by a majority of the votes of the Board of Directors and (iii) include members comprised of at least three (3) of the following individuals: Matthew Lipman, Michael Toporek, Gordon Rocks and Bardia Mesbah.

(j) Section 7.30 is hereby added to the Loan Agreement to read as follows:

7.30 Payments Pursuant to Capstone Management Agreement. Make any payment of fees and/or expenses to Capstone pursuant to the Capstone Management Agreement upon the occurrence of a Default and/or an Event of Default.

3) CONSENTS. The Lender hereby consents to (a) a Change in Ownership pursuant to the modified definition of Original Owners with regard to TotalStone as set forth in this Agreement, (b) a modification to the Operating Agreement of TotalStone to evidence the a Change in Ownership described in (a) hereinabove as attached hereto on Exhibit A, (c) amending and restating the Management Agreement as attached hereto on Exhibit B and (d) notwithstanding anything in the applicable Subordination Agreement, modifying the applicable Subordinated Loan Agreement with Stream Finance by, among other things, (i) increasing the amount of the applicable Subordinated Loan by the amount of $37,500 and (ii) increasing the amount of the Stream Preferred Equity Investment by $12,500 as evidenced by that certain Consent and Amendment to Amended and Restated Credit Agreement attached hereto on Exhibit C.

Berkshire/TotalStone - Fourth Amendment to Resolving Credit, Term Loan and Security Agreement

6

4) ACKNOWLEDGMENTS BY BORROWER. Borrower acknowledges and represents that:

(A) the Loan Agreement and the Other Documents, as amended hereby, are in full force and effect without any defense, claim, counterclaim, right or claim of set-off;

(B) to the best of its knowledge, no default by the Lender in the performance of their duties under the Loan Agreement or the Other Documents has occurred;

(C) all representations and warranties of the Borrower contained herein, in the Loan Agreement and in the Other Documents are true and correct in all material respects as of this date, except for any representation or warranty that specifically refers to an earlier date;

(D) Borrower has taken all necessary action to authorize the execution and delivery of this Agreement; and

(E) this Agreement is a modification of an existing obligation and is not a novation.

5) PRECONDITIONS. As preconditions to the effectiveness of any of the modifications, contained herein, the Borrower agrees to:

(A) provide the Lender with this Agreement and the Amended and Restated Subordination Agreement (Management Fee Subordination Agreement) with the Sponsor, each properly executed; and

(B) pay all reasonable and documented legal fees to Mandelbaum Salsburg incurred by the Lender in entering into this Agreement.

6) MISCELLANEOUS. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts, without reference to that state’s conflicts of law principles. This Agreement, the Loan Agreement and the Other Documents, constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement, the Loan Agreement or the Other Documents. This Agreement, the Loan Agreement and the Other Documents are intended to be consistent. However, in the event of any inconsistencies among this Agreement, the Loan Agreement and/or any of the Other Documents, the terms of this Agreement, then the Loan Agreement, shall control. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement.

7) DEFINITIONS. The terms used herein and not otherwise defined or modified herein shall have the meanings ascribed to them in the Loan Agreement. The terms used herein and not otherwise defined or modified herein or defined in the Loan Agreement shall have the meanings ascribed to them by the Uniform Commercial Code as enacted in Commonwealth of Massachusetts.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

Berkshire/TotalStone - Fourth Amendment to Resolving Credit, Term Loan and Security Agreement

7

[SIGNATURE PAGE FOURTH AMENDMENT TO REVOLVING CREDIT,

TERM LOAN AND SECURITY AGREEMENT]

IN WITNESS WHEREOF, the undersigned have signed and sealed this Agreement the day and year first above written.

TOTALSTONE, LLC

By:	/s/ Matthew Lipman
Name:	MATTHEW LIPMAN
Title:	Manager

NORTHEAST MASONRY DISTRIBUTORS, LLC
(f/k/a NEM Purchaser, LLC)

By:	TotalStone, LLC, its Managing Member

By:	/s/ Matthew Lipman
Name:	MATTHEW LIPMAN
Title:	Manager

[SIGNATURE PAGE TO FOLLOW]

Berkshire/TotalStone - Fourth Amendment to Resolving Credit, Term Loan and Security Agreement

[SIGNATURE PAGE TO FOURTH AMENDMENT TO REVOLVING CREDIT,

TERM LOAN AND SECURITY AGREEMENT]

BERKSHIRE BANK,
as Lender

By:	/s/ DIANE WILLIAMS
Name:	DIANE WILLIAMS
Title:	Vice President

Berkshire/TotalStone - Fourth Amendment to Resolving Credit, Term Loan and Security Agreement

EXHIBIT A

(Totalstone, LLC Fourth Amended and Restated Limited Liability Company Agreement)

Berkshire/TotalStone - Fourth Amendment to Resolving Credit, Term Loan and Security Agreement

EXHIBIT B

(Amended and Restated Management Fee Agreement)

Berkshire/TotalStone - Fourth Amendment to Resolving Credit, Term Loan and Security Agreement

EXHIBIT C

(Consent and Amendment to Amended and Restated Credit Agreement)

Berkshire/TotalStone - Fourth Amendment to Resolving Credit, Term Loan and Security Agreement

FIFTH AMENDMENT TO REVOLVING CREDIT, TERM LOAN
AND SECURITY AGREEMENT

THIS FIFTH AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this “Agreement”) is entered into as of October_____, 2020 by and among TOTALSTONE, LLC, a limited liability company formed under the laws of the State of Delaware (“TotalStone”), NORTHEAST MASONRY DISTRIBUTORS, LLC (f/k/a NEM Purchaser, LLC), a limited liability company formed under the laws of the State of Delaware (“Northeast” and collectively with TotalStone, the “Borrower”), and BERKSHIRE BANK (the “Lender” and/or “BB”), a Massachusetts Banking Corporation.

RECITALS

Whereas, the Borrower and Lender entered into a certain Revolving Credit, Term Loan and Security Agreement dated December 20, 2017 (as amended, replaced, restated, modified and/or extended from time to time, the “Loan Agreement”); and

Whereas, Borrower and Lender have agreed to modify the terms of the Loan Agreement as set forth in this Agreement.

Now, therefore, in consideration of the Lender’s continued extension of credit and the agreements contained herein, the parties agree as follows:

AGREEMENT

1) ACKNOWLEDGMENT OF BALANCE. Borrower acknowledges that the most recent statement of account sent to the Borrower with respect to the Obligations is correct.

2) MODIFICATIONS. The Loan Agreement be and hereby is modified as follows:

(a) The following definitions in Section 1.2 of the Loan Agreement are hereby deleted and are replaced to read as follows:

“Cash Flow Coverage Ratio” shall mean and include, with respect to any fiscal period, the ratio of (a) the sum of (i) EBITDA of Borrower for such period, minus (ii) the aggregate amount of distributions and other disbursements made by the Borrower to its members during such period, minus (iii) the aggregate amount of Unfinanced Capital Expenditures made by the Borrower during such period, minus (iv) the aggregate amount of income tax expenses of the Borrower during such period (which, for the avoidance of doubt, excludes Permitted Tax Distribution made during such period), minus (v) the aggregate amount of advances of the Capstone Specified Distribution Loan made by the Borrower to Capstone during such period, minus (vi) the aggregate amount of prepayments with regard to the Upside Fee made by the Borrower to Capstone during such period (which such prepayments are to be used by Capstone to make Deferred Compensation Payments otherwise such prepayments would not be made by the Borrower) to (b) the sum of (i) the aggregate amount of principal payments made by the Borrower during such period with regard to all Indebtedness of the Borrower (other than any principal payments made on account of the Revolving Advances and any term loans that have been fully paid and satisfied), plus (ii) the aggregate amount of principal payments by the Borrower during such period with regard to all Capitalized Lease Obligations of the Borrower, plus (iii) all interest expense of Borrower paid in cash during such period.

Berkshire/TotalStone - Fifth Amendment to Revolving Credit, Term Loan and Security Agreement

1

“Inventory Sublimit” shall mean $6,000,000 less the amount outstanding pursuant to Section 2.1(a)(ii)(III).

“Permitted Overadvance Period” shall mean the period commencing on December 1st of each calendar year through and including March 31st of the next succeeding calendar year.

“Termination Date” shall mean December 20, 2023 or such other date as the Lender may agree in writing to extend the Termination Date until, without there being any obligation on the part of the Lender to extend the Termination Date.

(b) The following definitions are hereby added to Section 1.2 of the Loan Agreement to read as follows:

“Advance Rates” shall mean, collectively, the Inventory Advance Rate and the Receivables Advance Rate.

“Northeast In-Transit Inventory” shall mean inventory owned by Northeast Masonry which is in-transit with a reputable common carrier, is insured in amounts and upon terms and conditions acceptable to the Lender by a reputable insurer acceptable to the Lender and meets all requirements (other than being in-transit) of the definition of Eligible Inventory.

(c) Subsection 2.1(a) is hereby deleted from the Loan Agreement and is replaced with a new Subsection 2.1(a) to read as follows:

(a) Amount of Revolving Advances. Subject to the terms and conditions set forth in this Agreement including Section 2.1(b), Lender will make Revolving Advances to Borrower in aggregate amounts outstanding at any time equal to the lesser of (x) the Maximum Revolving Advance Amount less the aggregate Maximum Undrawn Amount of all outstanding Letters of Credit or (y) an amount equal to the sum of:

(i) 85%, subject to the provisions of Section 2.1(b) hereof (“Receivables Advance Rate”), of Eligible Receivables, plus

(ii) the lesser of (A) the sum of (I) 60%, subject to the provisions of Section 2.1(b) hereof, of the value of the Eligible Inventory owned by TotalStone (the “TotalStone Inventory Advance Rate”) plus (II) 50%, subject to the provisions of Section 2.1(b) hereof, of the value of the Eligible Inventory owned by Northeast (the “Northeast Inventory Advance Rate” and collectively with the TotalStone Inventory Advance Rate, the “Inventory Advance Rate”) plus (III) the lesser of (x) the Northeast In-Transit Inventory times the Northeast Inventory Advance Rate and (y) $500,000 (the “Northeast In-Transit Sublimit”) and (B) the Inventory Sublimit, plus

Berkshire/TotalStone - Fifth Amendment to Revolving Credit, Term Loan and Security Agreement

2

(iii) the Permitted Overadvance Amount during the Permitted Overadvance Period, minus

(iv) the aggregate Maximum Undrawn Amount of all outstanding Letters of Credit, minus

(v) such reserves as Lender deems proper and necessary in its Permitted Discretion from time to time.

The amount derived from the sum of (I) Sections 2.1(a)(y)(i), (ii) and (iii) minus (II) Sections 2.1 (a)(y)(iv) and ~~,~~ (v) ~~and (vi)~~ at any time and from time to time shall be referred to as the “Formula Amount”. The Revolving Advances shall be evidenced by one or more secured promissory notes (collectively, the “Revolving Credit Note”) substantially in the form attached hereto as Exhibit 2.1(a). Notwithstanding anything to the contrary contained in the foregoing or otherwise in this Agreement, the outstanding aggregate principal amount of the Revolving Advances at any one time outstanding shall not exceed an amount equal to the lesser of (i) the Maximum Revolving Advance Amount less the Maximum Undrawn Amount of all outstanding Letters of Credit or (ii) the Formula Amount.

3) AMENDMENT FEE. In consideration of Lender entering into this Agreement and agreeing to amend the terms and conditions of the Loan Agreement as provided herein, the Borrower shall pay to the Lender a non-refundable, irrevocable, duly earned and payable fee (which shall be deemed fully earned as of the date of this Agreement) in the amount of Fifteen Thousand ($15,000), which shall be paid by Borrower to Lender on the date of this Agreement.

4) ACKNOWLEDGMENTS BY BORROWER. Borrower acknowledges and represents that:

(A) the Loan Agreement and the Other Documents, as amended hereby, are in full force and effect without any defense, claim, counterclaim, right or claim of set-off;

(B) to the best of its knowledge, no default by the Lender in the performance of their duties under the Loan Agreement or the Other Documents has occurred;

(C) all representations and warranties of the Borrower contained herein, in the Loan Agreement and in the Other Documents are true and correct in all material respects as of this date, except for any representation or warranty that specifically refers to an earlier date;

(D) Borrower has taken all necessary action to authorize the execution and delivery of this Agreement; and

(E) this Agreement is a modification of an existing obligation and is not a novation.

5) PRECONDITIONS. As preconditions to the effectiveness of any of the modifications, contained herein, the Borrower agrees to:

(A) pay to the Lender the amendment fee described in Section 3 of this Agreement; and

(B) pay all reasonable and documented legal fees to Mandelbaum Salsburg incurred by the Lender in entering into this Agreement.

Berkshire/TotalStone - Fifth Amendment to Revolving Credit, Term Loan and Security Agreement

3

6) MISCELLANEOUS. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts, without reference to that state’s conflicts of law principles. This Agreement, the Loan Agreement and the Other Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement, the Loan Agreement or the Other Documents. This Agreement, the Loan Agreement and the Other Documents are intended to be consistent. However, in the event of any inconsistencies among this Agreement, the Loan Agreement and/or any of the Other Documents, the terms of this Agreement, then the Loan Agreement, shall control. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement.

7) DEFINITIONS. The terms used herein and not otherwise defined or modified herein shall have the meanings ascribed to them in the Loan Agreement. The terms used herein and not otherwise defined or modified herein or defined in the Loan Agreement shall have the meanings ascribed to them by the Uniform Commercial Code as enacted in Commonwealth of Massachusetts.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

Berkshire/TotalStone - Fifth Amendment to Revolving Credit, Term Loan and Security Agreement

4

[SIGNATURE PAGE FIFTH AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT]

IN WITNESS WHEREOF, the undersigned have signed and sealed this Agreement the day and year first above written.

TOTALSTONE, LLC

By:	/s/ Matthew Lipman
Name:	MATTHEW LIPMAN
Title:	Manager

NORTHEAST MASONRY DISTRIBUTORS, LLC (f/k/a NEM Purchaser, LLC)

By: TotalStone, LLC, its Managing Member

By:	/s/ Matthew Lipman
Name:	MATTHEW LIPMAN
Title:	Manager

[SIGNATURE PAGE TO FOLLOW]

Berkshire/TotalStone - Fifth Amendment to Revolving Credit, Term Loan and Security Agreement

[SIGNATURE PAGE TO FIFTH AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT]

BERKSHIRE BANK, as Lender

By:	/s/ Diane Williams
Name:	DIANE WILLIAMS
Title:	Vice President

Berkshire/TotalStone - Fifth Amendment to Revolving Credit, Term Loan and Security Agreement

EXECUTION VERSION

SIXTH AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT

THIS SIXTH AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this “Sixth Amendment”) is entered into as of January 29, 2021 by and among TOTALSTONE, LLC, a limited liability company formed under the laws of the State of Delaware (“TotalStone”), NORTHEAST MASONRY DISTRIBUTORS, LLC (f/k/a NEM Purchaser, LLC), a limited liability company formed under the laws of the State of Delaware (“Northeast”), TOTALSTONE PROPERTIES, LLC, a limited liability company formed under the laws of the State of Delaware (“Properties” and collectively with TotalStone and Northeast, the “Borrower”), and BERKSHIRE BANK (the “Lender” and/or “BB”), a Massachusetts Banking Corporation.

RECITALS

Whereas, the Borrower and Lender entered into a certain Revolving Credit, Term Loan and Security Agreement dated December 20, 2017 (as amended, replaced, restated, modified and/or extended from time to time, the “Loan Agreement”); and

Whereas, Borrower and Lender have agreed to modify the terms of the Loan Agreement as set forth in this Sixth Amendment.

Now, therefore, in consideration of the Lender’s continued extension of credit and the agreements contained herein, the parties agree as follows:

AGREEMENT

1) ACKNOWLEDGMENT OF BALANCE. Borrower acknowledges that the most recent statement of account sent to the Borrower with respect to the Obligations is correct.

2) MODIFICATIONS. The Loan Agreement be and hereby is modified as follows:

(a) Properties is hereby added as a borrowing entity under the Loan Agreement and the Other Documents and is added to the definition of “Borrower” in the Loan Agreement and the Other Documents. Pursuant to Section 4.1 of the Loan Agreement and to secure the prompt payment and performance to Lender of the Obligations, Properties hereby assigns, pledges and grants to Lender a continuing security interest in and to and Lien on all of its assets and all of its Collateral, whether now owned or existing or hereafter acquired or arising and wheresoever located.

(b) The following definitions are hereby added to Section 1.2 in of the Loan Agreement in alphabetical order to read in their entirety as follows:

“Environmental Indemnification Agreement” shall mean that certain Environmental Indemnification Agreement executed by the Borrower in favor of the Lender dated as of the Sixth Amendment Effective Date with regard to the Mortgaged Premises.

1

“Maximum Term Loan Amount” shall mean Six Hundred Thousand Dollars ($600,000).

“Mortgage” shall mean that certain Open End Mortgage, Assignment of Rents and Security Agreement executed by Properties in favor of the Lender dated as of the Sixth Amendment Effective Date with regard to the Mortgaged Premises to secure all Obligations of the Borrower to the Lender.

“Mortgaged Premises” shall mean 9370 and 9318 Erie Avenue, SW, Navare, Stark County, Ohio 44662.

“Real Estate Term Loan” shall mean the Advances made pursuant to Section 2.4(b) hereof.

“Real Estate Term Loan Rate” shall mean three and twenty nine one-hundredths percent (3.29%) per annum.

“Real Estate Term Note” shall mean the promissory note described in Section 2.4(b) hereof.

“Sixth Amendment” shall mean the Sixth Amendment to Revolving Credit, Term Loan and Security Agreement by and among the Borrower and the Lender dated as of the Sixth Amendment Effective Date.

“Sixth Amendment Effective Date” means January 29, 2021.

(c) The following definitions in Section 1.2 of the Loan Agreement are hereby deleted and amended and restated to read in their entirety as follows:

“Advances” shall mean and include the Revolving Advances as well as the Letters of Credit, the Term Loan and the Real Estate Term Loan.

“Contract Rate” shall mean, as applicable, the Revolving Interest Rate, the Term Loan Rate and the Real Estate Term Loan Rate.

“Loans” shall mean, collectively, the Revolving Advances, the Term Loan Rate and the Real Estate Term Loan.

“Note” shall mean, collectively, the Revolving Credit Note, the Term Loan Rate and the Real Estate Term Note.

“Original Owners” shall mean (i) with regard to TotalStone, collectively, (a) Stream Finance, (b) Brookstone Partners Acquisition XIV, LLC, a limited liability company of the State of Delaware, (c) Gordon Rocks, Inc., a corporation of the State of New Jersey, (d) Warren Rocks, Inc., a corporation of the State of New Jersey, (e) Kevin Grotke and (f) James Palatine, (ii) with regard to Northeast, TotalStone and (iii) with regard to Properties, TotalStone.

“Other Documents” shall mean the Note, any Guaranty, any Lender-Provided Interest Rate Hedge, the Mortgage, the Environmental Indemnification Agreement, the Management Fee Subordination Agreement, the Subordinated Loan Documentation and any and all other agreements, instruments and documents, including guaranties, pledges, powers of attorney, consents, interest or currency swap agreements or other similar agreements and all other writings heretofore, now or hereafter executed by Borrower or any Guarantor and/or delivered to Lender in respect of the transactions contemplated by this Sixth Amendment.

2

“Revolving Advances” shall mean Advances made other than Letters of Credit, the Term Loan and the Real Estate Term Loan.

“Undrawn Availability” at a particular date shall mean an amount equal to (a) the lesser of (i) the Formula Amount or (ii) the Maximum Revolving Advance Amount, minus (b) the sum of (i) the outstanding amount of Advances (other than the Term Loan and the Real Estate Term Loan) plus (ii) all amounts due and owing to Borrower’s trade creditors which are outstanding beyond (x) ninety (90) days after the original invoice date and/or (y) sixty (60) days after the original due date.

(d) The revised schedules attached hereto and made a part hereof as Exhibit A replace the applicable existing schedules and are incorporated into the Loan Agreement and the Other Documents by reference.

(e) Section 2.4 of the Loan Agreement is hereby amended by the current Section 2.4 being designated as Section 2.4(a) and the addition of a new Subsection 2.4(b) to read in its entirety as follows:

(b) Real Estate Term Loan. Subject to the terms and conditions of this Agreement, Lender will make the Real Estate Term Loan to Borrower in the sum equal to Six Hundred Thousand Dollars ($600,000). The Real Estate Term Loan shall be advanced on the Sixth Amendment Effective Date and shall be, with respect to principal, payable as follows, subject to acceleration upon the occurrence of an Event of Default under this Agreement or termination of this Agreement: (60) consecutive monthly principal and interest installments based on a twenty (20) year amortization schedule, the first fifty nine (59) of which shall be in the amount of Three Thousand Four Hundred Fifteen and 36/100 Dollars ($3,415.36) each, commencing on the first Business Day of March, 2021, and continuing on the first Business Day of each month thereafter, with a sixtieth (60th) and final payment of any unpaid balance of principal and interest payable on the first Business Day of February, 2026, subject to mandatory prepayment and acceleration upon the occurrence of an Event of Default hereunder or earlier termination of the Loan Agreement pursuant to the terms hereof and as evidenced by the Termination Date. The Real Estate Term Loan shall be evidenced by the Real Estate Term Note in substantially the form attached to the Sixth Amendment as Exhibit 2.4(b).

(f) Section 2.6(a) of the Loan Agreement is hereby deleted and amended and restated to read in its entirety as follows:

(a) The Revolving Advances shall be due and payable in full on the last day of the Term subject to earlier prepayment as herein provided. The Term Loan shall be due and payable as provided in Section 2.4(a) hereof and in the Term Note, subject to mandatory prepayments as herein provided. The Real Estate Term Loan shall be due and payable as provided in Section 2.4 hereof and in the Real Estate Term Note, subject to mandatory prepayments as herein provided.

3

(g) Section 2.19(a) of the Loan Agreement is hereby deleted and amended and restated to read in its entirety as follows:

(a) Each payment (including each prepayment) by Borrower on account of the principal of and interest on the Revolving Advances, shall be applied to the Revolving Advances pro rata. Each payment (including each prepayment) by Borrower on account of the principal of and interest on the Term Note, shall be made from or to, or applied to that portion of the Term Loan evidenced by the Term Note pro rata. Each payment (including each prepayment) by Borrower on account of the principal of and interest on the Real Estate Term Note, shall be made from or to, or applied to that portion of the Real Estate Term Loan evidenced by the Real Estate Term Note pro rata. Except as expressly provided herein, all payments (including prepayments) to be made by Borrower on account of principal, interest and fees shall be made without set off or counterclaim and shall be made to Lender at the Payment Office, in each case on or prior to 2:00 p.m., Massachusetts time, in Dollars and in immediately available funds.

(g) Section 2.20(a) of the Loan Agreement is hereby deleted and amended and restated to read in its entirety as follows:

(a) Subject to Section 4.3 hereof, when Borrower sells or otherwise disposes of any Collateral other than Inventory in the Ordinary Course of Business, Borrower shall repay the Advances in an amount equal to the net proceeds of such sale (i.e., gross proceeds less the reasonable costs of such sales or other dispositions), such repayments to be made promptly but in no event more than ten (10) Business Days following receipt of such net proceeds, and until the date of payment, such proceeds shall be held in trust for Lender. The foregoing shall not be deemed to be implied consent to any such sale otherwise prohibited by the terms and conditions hereof. Such repayments shall be applied first to the outstanding principal installments of the Term Loan in the inverse order of the maturities thereof, second to Revolving Advances, and then to cash collateralization of all Obligations relating to any outstanding Letters of Credit, and third to the outstanding principal installments of the Real Estate Term Loan in the inverse order of the maturities thereof.

(h) Section 2.21(a) of the Loan Agreement is hereby amended by the deletion of the period at the end and the addition of a new subsection (v) to read in its entirety as follows:

(v) the Borrowers shall use the Advance of the Real Estate Term Loan to purchase the Mortgaged Premises.

(i) The first sentence of Section 2.20(a) of the Loan Agreement is hereby deleted and amended and restated to read in its entirety as follows:

Interest on Advances shall be payable in arrears on the first day of each month with respect to Domestic Rate Loans (if any) and LIBOR Loans, as well as at the end of each Interest Period. Interest charges shall be computed on the actual principal amount of Advances outstanding during the month at a rate per annum equal to (i) with respect to Revolving Advances, the Revolving Interest Rate, (ii) with respect to the Term Loan, the applicable Term Loan Rate and (iii) with respect to the Real Estate Term Loan, the applicable Real Estate Term Loan Rate (as applicable, the “Contract Rate”).

4

(j) Section 4.11 of the Loan Agreement is hereby amended by the addition of the following sentence at the end of such section to read in its entirety as follows:

At Borrowers’ own cost and expense in amounts and with carriers reasonably acceptable to Lender, Borrowers shall furnish Lender with respect to the Mortgaged Premises (i) copies of all policies and evidence of the maintenance of such policies by the renewal thereof at least thirty (30) days before any expiration date, and (ii) appropriate loss payable endorsements in form and substance satisfactory to Lender, naming Lender as an additional-insured, mortgagee and lenders loss payable as its interests may appear and providing (A) that all proceeds thereunder shall be payable to Lender, (B) no such insurance shall be affected by any act or neglect of the insured or owner of the property described in such policy, and (C) that such policy and loss payable clauses may not be cancelled, amended or terminated unless at least thirty (30) days’ prior written notice is given to Lender. The Borrowers shall take all actions required under the Flood Laws and/or requested by Lender to assist in ensuring that Lender is in compliance with the Flood Laws applicable to the Mortgaged Premises, including, but not limited to, providing Lender with the address and/or GPS coordinates of each structure on the Mortgaged Premises, and, to the extent required, obtaining flood insurance for such property, structures and contents and thereafter maintaining such flood insurance in full force and effect for so long as required by the Flood Laws.

(g) Section 7.5 of the Loan Agreement is hereby deleted and amended and restated to read in its entirety as follows:

7.5 Loans. Make advances, loans or extensions of credit to any Person, including any Parent, Subsidiary or Affiliate except with respect to (a) the extension of commercial trade credit in connection with the sale of Inventory in the Ordinary Course of Business, (b) loans to its employees in the Ordinary Course of Business not to exceed the aggregate amount of $50,000 at any time outstanding and (c) a loan in an amount equal to Six Hundred Thousand Dollars ($600,000) from TotalStone to Properties as evidenced by that certain Note dated January 25, 2021, which shall be repaid no later than January 29, 2021.

3) AMENDMENT FEE. In consideration of Lender entering into this Sixth Amendment and agreeing to amend the terms and conditions of the Loan Agreement as provided herein, the Borrower shall pay to the Lender a non-refundable, irrevocable, duly earned and payable fee (which shall be deemed fully earned as of the Sixth Amendment Effective Date) in the amount of Five Thousand ($5,000), which shall be paid by Borrower to Lender on the Sixth Amendment Effective Date.

4) MAKE WHOLE PAYMENT. In the event the Real Estate Term Loan is prepaid in full prior to February 1, 2026 (such payment date, the “Early Payment Date”), the Borrower shall pay to the Lender an amount equal to the difference between (a) the aggregate amount of the interest payments on the Real Estate Term Loan which would have been paid on the Real Estate Term Loan for the period between the Early Payment Date and February 1. 2026 (such payments, the “Remaining Payments”) and (b) the aggregate amount of interest the Lender would have earned if the of the Remaining Payments would have been paid on the Real Estate Term Loan with interest computed at an interest rate equal to the sum of (x) the greater of (i) the Five Year Federal Home Loan Bank Rate (or the most recent date for which the Federal Home Loan Bank Rate is available) or (ii) three-quarters of one percent (.75%), plus (y) two percent and one-half (2.50%).

5

5) ACKNOWLEDGMENTS BY BORROWER. Borrower acknowledges and represents that:

(a) the Loan Agreement and the Other Documents, as amended hereby, are in full force and effect without any defense, claim, counterclaim, right or claim of set-off;

(b) to the best of its knowledge, no default by the Lender in the performance of their duties under the Loan Agreement or the Other Documents has occurred;

(c) all representations and warranties of the Borrower contained herein, in the Loan Agreement and in the Other Documents are true and correct in all material respects as of this date, except for any representation or warranty that specifically refers to an earlier date;

(d) Borrower has taken all necessary action to authorize the execution and delivery of this Sixth Amendment; and

(e) this Sixth Amendment is a modification of an existing obligation and is not a novation.

6) PRECONDITIONS. As preconditions to the effectiveness of any of the modifications, contained herein, the Borrower agrees to:

(A) Lender shall have received in form and substance satisfactory to Lender this Sixth Amendment, the Real Estate Term Note, the Mortgage, Environmental Indemnity Agreement and all other documents required by the Lender, duly executed and delivered by an authorized officer of Borrowers;

(B) Lender shall have received in form and substance satisfactory to Lender, certified copies of Borrowers’ insurance policies together with mortgagee, additional insured and loss payable endorsements on Lender’s standard form of loss payee endorsement naming Lender as lenders loss payable, for the Mortgaged Premises. The Borrower shall provide to Lender a copy of all declaration pages together with all applicable exclusion provisions with regard to such insurance policies;

(C) Lender shall have received a fully paid mortgagee title insurance policy with regard to the Mortgaged Premises (or binding commitments to issue title insurance policies, marked to Lender’s satisfaction to evidence the form of such policies to be delivered with respect to the Mortgage), in standard ALTA form, issued by a title insurance company satisfactory to Lender, each in an amount equal to not less than the fair market value of the Mortgaged Premises subject to the Mortgage, insuring the Mortgage to create a valid first priority Lien on the Mortgaged Premises with no exceptions which Lender shall not have approved in writing and no survey exceptions;

6

(D) Lender shall have received all Phase I environmental studies and reports prepared by independent environmental engineering firms required by the Lender in accordance with this Sixth Amendment and the Other Documents with respect to the Mortgaged Premises;

(E) Receipt and review by Lender of fair market “as is” value appraisal of Mortgaged Premises in form, amount and substance acceptable to the Lender;

(F) UCC Financing Statement for fixtures, properly filed with Stark County, Ohio recorder;

(G) A survey of the Mortgaged Premises in proper form and acceptable to the title company and the Lender;

(H) All corporate/company and other proceedings, and all documents, instruments and other legal matters in connection with the Sixth Amendment shall be satisfactory in form and substance to Lender and its counsel;

(1) pay to the Lender the amendment fee described in Section 3 of this Sixth Amendment; and

(J) pay all reasonable and documented legal fees to Mandelbaum Salsburg incurred by the Lender in entering into this Sixth Amendment.

7) MISCELLANEOUS. This Sixth Amendment shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts, without reference to that state’s conflicts of law principles. This Sixth Amendment, the Loan Agreement and the Other Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Sixth Amendment, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Sixth Amendment shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Sixth Amendment, the Loan Agreement or the Other Documents. This Sixth Amendment, the Loan Agreement and the Other Documents are intended to be consistent. However, in the event of any inconsistencies among this Sixth Amendment, the Loan Agreement and/or any of the Other Documents, the terms of this Sixth Amendment, then the Loan Agreement, shall control. This Sixth Amendment may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement.

8) DEFINITIONS. The terms used herein and not otherwise defined or modified herein shall have the meanings ascribed to them in the Loan Agreement. The terms used herein and not otherwise defined or modified herein or defined in the Loan Agreement shall have the meanings ascribed to them by the Uniform Commercial Code as enacted in Commonwealth of Massachusetts.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

7

[SIGNATURE PAGE SIXTH AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT]

IN WITNESS WHEREOF, the undersigned have signed and sealed this Sixth Amendment the day and year first above written.

TOTALSTONE, LLC

By:	/s/ Matthew Lipman
Name:	MATTHEW LIPMAN
Title:	Manager

NORTHEAST MASONRY DISTRIBUTORS, LLC (f/k/a NEM Purchaser, LLC)

By: TotalStone, LLC, its Managing Member

By:	/s/ Matthew Lipman
Name:	MATTHEW LIPMAN
Title:	Manager

TOTALSTONE PROPERTIES, LLC

By:	TotalStone, LLC, its Managing Member

By:	/s/ Matthew Lipman
Name:	MATTHEW LIPMAN
Title:	Manager

[SIGNATURE PAGE TO FOLLOW]

[SIGNATURE PAGE SIXTH AMENDMENT TO REVOLVING CREDIT,
TERM LOAN AND SECURITY AGREEMENT]

BERKSHIRE BANK, as Lender

By:	/s/ Diane Williams
Name:	DIANE WILLIAMS
Title:	Vice President

[Signature Page to Sixth Amendment to Revolving Credit, Term Loan and Security Agreement]

EXECUTION VERSION

SEVENTH AMENDMENT TO REVOLVING CREDIT, TERM LOAN

AND SECURITY AGREEMENT

THIS SEVENTH AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this “Seventh Amendment”) is entered into as of November 22, 2021 by and among TOTALSTONE, LLC, a limited liability company formed under the laws of the State of Delaware (“TotalStone”), NORTHEAST MASONRY DISTRIBUTORS, LLC (f/k/a NEM Purchaser, LLC), a limited liability company formed under the laws of the State of Delaware (“Northeast”), TOTALSTONE PROPERTIES, LLC, a limited liability company formed under the laws of the State of Delaware (“Properties” and collectively with TotalStone and Northeast, the “Borrower”), and BERKSHIRE BANK (the “Lender” and/or “BB”), a Massachusetts Banking Corporation.

RECITALS

Whereas, the Borrower and Lender entered into a certain Revolving Credit, Term Loan and Security Agreement dated December 20, 2017 (as amended, replaced, restated, modified and/or extended from time to time, the “Loan Agreement”);

Whereas, the Term Loan advanced to the Borrower at the closing of the initial Loan Agreement has been repaid in full and the Borrower has requested, and the Lender has agreed to extend, an additional 2021 Term Loan (as hereinafter defined) in a principal amount equal to $4,000,000 on the Seventh Amendment Effective Date (as hereinafter defined), subject to the terms and conditions set forth in the Loan Agreement and in this Seventh Amendment; and

Whereas, Borrower and Lender have agreed to modify the terms of the Loan Agreement as set forth in this Seventh Amendment.

Now, therefore, in consideration of the Lender’s continued extension of credit and the agreements contained herein, the parties agree as follows:

AGREEMENT

1) ACKNOWLEDGMENT OF BALANCE. Borrower acknowledges that the most recent statement of account sent to the Borrower with respect to the Obligations is correct.

2) MODIFICATIONS. The Loan Agreement be and hereby is modified as follows:

(a) The following definitions are hereby added to Section 1.2 in of the Loan Agreement in alphabetical order to read in their entirety as follows:

“2021 Term Loan” shall mean the Advances made pursuant to Section 2.4(c) hereof.

“2021 Term Loan Rate” shall mean an interest rate per annum equal to the sum of (i) the greater of LIBOR and one percent (1.00%), plus (ii) three and one half of one percent (3.50%).

Berkshire / TotalStone – Seventh Amendment

“2021 Term Note” shall mean the promissory note described in Section 2.4(c) hereof.

“NMD Seller Subordination Agreement” shall mean that certain Subordination and Intercreditor Agreement, dated as of November 14, 2019, by and among TotalStone, Northeast, NMD Seller and the Lender.

“Seventh Amendment” shall mean the Seventh Amendment to Revolving Credit, Term Loan and Security Agreement by and among the Borrower and the Lender dated as of the Seventh Amendment Effective Date.

“Seventh Amendment Effective Date” means November 22, 2021.

“Stream Subordinated Debt Principal Payment” shall have the meaning assigned in Section 2.21(a)(vi).

(b) The following definitions in Section 1.2 of the Loan Agreement are hereby deleted and amended and restated to read in their entirety as follows:

“Advances” shall mean and include the Revolving Advances as well as the Letters of Credit, the Real Estate Term Loan and the 2021 Term Loan.

“Cash Flow Coverage Ratio” shall mean and include, with respect to any fiscal period, the ratio of (a) the sum of (i) EBITDA of Borrower for such period (excluding any income from the forgiveness of PPP Indebtedness), minus (ii) the aggregate amount of distributions and other disbursements made by the Borrower to its members during such period, minus (iii) the aggregate amount of Unfinanced Capital Expenditures made by the Borrower during such period, minus (iv) the aggregate amount of income tax expenses of the Borrower during such period (which, for the avoidance of doubt, excludes Permitted Tax Distribution made during such period), minus (v) the aggregate amount of advances of the Capstone Specified Distribution Loan made by the Borrower to Capstone during such period, to (b) the sum of (i) the aggregate amount of principal payments made by the Borrower during such period with regard to all Indebtedness of the Borrower (other than any principal payments made on account of the Revolving Advances, any Excess Cash Flow recapture payments made pursuant to Section 2.20(b) and any term loans that have been fully paid and satisfied), plus (ii) the aggregate amount of principal payments by the Borrower during such period with regard to all Capitalized Lease Obligations of the Borrower, plus (iii) all interest expense of Borrower paid in cash during such period.

“Contract Rate” shall mean, as applicable, the Revolving Interest Rate, the Real Estate Term Loan Rate and the 2021 Term Loan Rate.

Berkshire / TotalStone – Seventh Amendment

“Excess Cash Flow” shall mean, for any fiscal period, the difference between (a) the sum of (i) EBITDA of Borrower for such period (excluding any income from the forgiveness of PPP Indebtedness), minus (ii) the aggregate amount of distributions and other disbursements made by the Borrower to its members during such period, minus (iii) the aggregate amount of Unfinanced Capital Expenditures made by the Borrower during such period, minus (iv) the aggregate amount of income tax expenses of the Borrower during such period (which, for the avoidance of doubt, excludes Permitted Tax Distribution made during such period), minus (v) the aggregate amount of advances of the Capstone Specified Distribution Loan made by the Borrower to Capstone during such period, minus (b) the sum of (i) the aggregate amount of principal payments made by the Borrower during such period with regard to all Indebtedness of the Borrower (other than any principal payments made on account of the Revolving Advances, any Excess Cash Flow recapture payments made pursuant to Section 2.20(b) and any term loans that have been fully paid and satisfied), plus (ii) the aggregate amount of principal payments by the Borrower during such period with regard to all Capitalized Lease Obligations of the Borrower, plus (iii) all interest expense of Borrower paid in cash during such period.

“Inventory Sublimit” shall mean $8,000,000.

“In-Transit Inventory” shall mean inventory owned by Borrower which is in-transit with a reputable common carrier, is insured in amounts and upon terms and conditions acceptable to the Lender by a reputable insurer acceptable to the Lender and meets all requirements (other than being in-transit) of the definition of Eligible Inventory.

“Loans” shall mean, collectively, the Revolving Advances, the Real Estate Term Loan and the 2021 Term Loan.

“Maximum Loan Amount” shall mean $18,600,000.

“Maximum Revolving Advance Amount” shall mean $14,000,000.

“Note” shall mean, collectively, the Revolving Credit Note, the Real Estate Term Note and the 2021 Term Note.

“Permitted Overadvance Amount” shall mean $1,500,000.

“Revolving Advances” shall mean Advances made other than Letters of Credit, the Real Estate Term Loan and the 2021 Term Loan.

“Undrawn Availability” at a particular date shall mean an amount equal to (a) the lesser of (i) the Formula Amount or (ii) the Maximum Revolving Advance Amount, minus (b) the outstanding amount of Advances (other than the Real Estate Term Loan and the 2021 Term Loan).

(c) Section 2.1(a) of the Loan Agreement is hereby deleted from the Loan Agreement and is replaced with a new Section 2.1(a) to read as follows:

(a) Amount of Revolving Advances. Subject to the terms and conditions set forth in this Agreement including Section 2.1(b), Lender will make Revolving Advances to Borrower in aggregate amounts outstanding at any time equal to the lesser of (x) the Maximum Revolving Advance Amount less the aggregate Maximum Undrawn Amount of all outstanding Letters of Credit or (y) an amount equal to the sum of:

(i) 85%, subject to the provisions of Section 2.1(b) hereof (“Receivables Advance Rate”), of Eligible Receivables, plus

Berkshire / TotalStone – Seventh Amendment

(ii) the lesser of (A) the sum of (I) 60%, subject to the provisions of Section 2.1(b) hereof, of the value of the Eligible Inventory owned by TotalStone (the “TotalStone Inventory Advance Rate”) plus (II) 50%, subject to the provisions of Section 2.1(b) hereof, of the value of the Eligible Inventory owned by Northeast (the “Northeast Inventory Advance Rate” and collectively with the TotalStone Inventory Advance Rate, the “Inventory Advance Rate”) plus (III) the lesser of (x) 50%, subject to the provisions of Section 2.1(b) hereof, of the value of In-Transit Inventory, and (y) $1,500,000 (the “In-Transit Sublimit”) and (B) the Inventory Sublimit, plus

(iii) the Permitted Overadvance Amount during the Permitted Overadvance Period, minus

(iv) the aggregate Maximum Undrawn Amount of all outstanding Letters of Credit, minus

(v) such reserves as Lender deems proper and necessary in its Permitted Discretion from time to time.

The amount derived from the sum of (I) Sections 2.1(a)(y)(i), (ii) and (iii) minus (II) Sections 2.1 (a)(y)(iv) and (v) at any time and from time to time shall be referred to as the “Formula Amount”. The Revolving Advances shall be evidenced by one or more secured promissory notes (collectively, the “Revolving Credit Note”) substantially in the form attached hereto as Exhibit 2.1(a). Notwithstanding anything to the contrary contained in the foregoing or otherwise in this Agreement, the outstanding aggregate principal amount of the Revolving Advances at any one time outstanding shall not exceed an amount equal to the lesser of (i) the Maximum Revolving Advance Amount less the Maximum Undrawn Amount of all outstanding Letters of Credit or (ii) the Formula Amount.

(d) Section 2.2(h) of the Loan Agreement is hereby deleted from the Loan Agreement and is replaced with a new Section 2.2(h) to read as follows:

(h) Notwithstanding anything to the contrary herein but subject to the notice provisions in Section 2.2(d), the Borrower may prepay, in whole or in part, without premium or penalty (except for any early termination fee due pursuant to Section 13.1 and as may be otherwise set forth herein), any Advance. Borrower may direct the application of any voluntary prepayment to the principal installments of the 2021 Term Loan in inverse order of the maturities thereof.

Berkshire / TotalStone – Seventh Amendment

(e) Section 2.4 of the Loan Agreement is hereby amended by the addition of a new Subsection 2.4(c) to read in its entirety as follows:

(c) 2021 Term Loan. Subject to the terms and conditions of this Agreement, Lender will make the 2021 Term Loan to Borrower in the sum equal to Four Million Dollars ($4,000,0000). The 2021 Term Loan shall be advanced on the Seventh Amendment Effective Date and shall be, with respect to principal, payable as follows, subject to acceleration upon the occurrence of an Event of Default under this Agreement or termination of this Agreement: forty-eight (48) consecutive monthly principal installments based on a four (4) year amortization schedule, the first forty-seven (47) of which shall be in the amount of Eighty Three Thousand Three Hundred and 33/100 Dollars ($83,333.33), commencing on the first Business Day of January, 2022, and continuing on the first Business Day of each month thereafter, with a forty eighth (48th) and final payment of any unpaid balance of principal and interest payable on the first Business Day of December, 2025, subject to mandatory prepayment and acceleration upon the occurrence of an Event of Default hereunder or earlier termination of the Loan Agreement pursuant to the terms hereof and as evidenced by the Termination Date, together with interest accruing as of the Seventh Amendment Effective Date, payable in accordance with Section 3.1. The 2021 Term Loan shall be evidenced by the 2021 Term Note in substantially the form attached to the Seventh Amendment as Exhibit 2.4(c).

(f) Section 2.6(a) of the Loan Agreement is hereby deleted and amended and restated to read in its entirety as follows:

(a) The Revolving Advances shall be due and payable in full on the last day of the Term subject to earlier prepayment as herein provided. The Real Estate Term Loan shall be due and payable as provided in Section 2.4(b) hereof and in the Real Estate Term Note, subject to mandatory prepayments as herein provided. The 2021 Term Loan shall be due and payable as provided in Section 2.4(c) hereof and in the 2021 Term Note, subject to mandatory prepayments as herein provided.

(g) Section 2.19(a) of the Loan Agreement is hereby deleted and amended and restated to read in its entirety as follows:

(a) Each payment (including each prepayment) by Borrower on account of the principal of and interest on the Revolving Advances, shall be applied to the Revolving Advances pro rata. Each payment (including each prepayment) by Borrower on account of the principal of and interest on the Real Estate Term Note, shall be made from or to, or applied to that portion of the Real Estate Term Loan evidenced by the Real Estate Term Note pro rata. Each payment (including each prepayment) by Borrower on account of the principal of and interest on the 2021 Term Note, shall be made from or to, or applied to that portion of the 2021 Term Loan evidenced by the 2021 Term Note pro rata. Except as expressly provided herein, all payments (including prepayments) to be made by Borrower on account of principal, interest and fees shall be made without set off or counterclaim and shall be made to Lender at the Payment Office, in each case on or prior to 2:00 p.m., Massachusetts time, in Dollars and in immediately available funds.

(g) Section 2.20 of the Loan Agreement is hereby deleted and amended and restated to read in its entirety as follows:

(a) Subject to Section 4.3 hereof, when Borrower sells or otherwise disposes of any Collateral other than Inventory in the Ordinary Course of Business, Borrower shall repay the Advances in an amount equal to the net proceeds of such sale (i.e., gross proceeds less the reasonable costs of such sales or other dispositions), such repayments to be made promptly but in no event more than ten (10) Business Days following receipt of such net proceeds, and until the date of payment, such proceeds shall be held in trust for Lender. The foregoing shall not be deemed to be implied consent to any such sale otherwise prohibited by the terms and conditions hereof. Such repayments shall be applied first to the outstanding principal installments of the 2021 Term Loan in the inverse order of the maturities thereof, second to Revolving Advances, and then to cash collateralization of all Obligations relating to any outstanding Letters of Credit, and third to the outstanding principal installments of the Real Estate Term Loan in the inverse order of the maturities thereof.

Berkshire / TotalStone – Seventh Amendment

(b) Borrowers shall prepay the outstanding amount of the Advances in an amount equal to twenty five percent (25%) of Excess Cash Flow for each fiscal year commencing with the fiscal year ending December 31, 2022, payable within fifteen (15) days of the delivery of the financial statements to the Lender referred to in and required by Section 9.7 for such fiscal year but in any event not later than May 31st of each immediately succeeding fiscal year, which amount shall be applied to the outstanding principal installments of the 2021 Term Loan in the inverse order of the maturities thereof.

(h) Section 2.21(a) of the Loan Agreement is hereby amended by the deletion of the period at the end and the addition of new subsection (vi) to read in its entirety as follows:

(vi) the Borrowers shall use the Advance of the 2021 Term Loan and no more than $500,000 of Revolving Advances to make the following one-time distributions and payments: (a) distribution to the members of TotalStone in the amount of $3,767,056.41,

(b) a payment to Stream Finance, LLC in the amount of $549,707.69 to reduce the outstanding principal amount of the Subordinated Loans (the “Stream Subordinated Debt Principal Payment”) and (c) a payment to Stream Finance, LLC in the amount of $183,235.90 to be applied to amounts owed on account of the Stream Preferred Equity Investment.

(i) The second sentence of Section 3.1 of the Loan Agreement is hereby deleted and amended and restated to read in its entirety as follows:

Interest charges shall be computed on the actual principal amount of Advances outstanding during the month at a rate per annum equal to (i) with respect to Revolving Advances, the Revolving Interest Rate, (ii) [reserved], (iii) with respect to the Real Estate Term Loan, the applicable Real Estate Term Loan Rate, and (iv) with respect to the 2021 Term Loan, the applicable 2021 Term Loan Rate (as applicable, the “Contract Rate”).

(j) Section 6.5(a) of the Loan Agreement is hereby deleted and amended and restated to read in its entirety as follows:

(a) Cash Flow Coverage Ratio. Cause to be maintained, at all times, a Cash Flow Coverage Ratio of not less than 1.15 to 1.00 as of December 31, 2021 and at all times thereafter, tested quarterly on a trailing twelve (12) month basis, upon receipt of the financial statements required pursuant to Sections 9.7 and 9.9 herein. Notwithstanding anything to the contrary herein, the calculation of the Cash Flow Coverage Ratio will exclude up to $4,500,000 for the actual distributions and payments made by Borrower pursuant to Section 2.21(a)(vi), for each applicable test period.

Berkshire / TotalStone – Seventh Amendment

(k) Section 6.5(b) of the Loan Agreement is hereby deleted and amended and restated to read in its entirety as follows:

(b) Minimum Tangible Net Worth. Cause to be maintained a Tangible Net Worth of not less than (i) $4,300,000, as of December 31, 2021 and June 30, 2022, (ii) $5,000,000 as of December 31, 2022 and June 30, 2023, provided, however, such amount shall increase each year thereafter commencing with the fiscal year ending December 31, 2023 by an amount equal to fifty percent (50%) the Borrower’s undistributed Net Income (without deduction for loss) for the immediately ended fiscal year at such time, tested semi-annually at the end of June and December of each fiscal year on a consolidated basis.

(l) Section 7.20 is hereby deleted from to the Loan Agreement and is amended and restated to read in its entirety as follows:

7.20 Subordinated Loan Agreement. At any time, directly or indirectly, pay, prepay, repurchase, redeem, retire or otherwise acquire, or make any payment on account of any principal of, interest on or premium payable in connection with the repayment or redemption of (a) the Subordinated Loan Agreement, except as expressly permitted in the Subordination Agreement, the Stream Subordinated Debt Principal Payment and accrued and unpaid interest on the Subordinated Loans through and including November 26, 2021 in an amount equal to $69,674.04, and (b) the NMD Subordinated Notes, except as expressly permitted in the NMD Seller Subordination Agreement; provided, that, in addition to and not in limitation of any of the foregoing and any covenants or conditions set forth in the NMD Seller Subordination Agreement, the Borrower shall not make any payment of principal with respect to the NMD Subordinated unless, prior to making such payment and after giving pro forma effect thereto, the Borrower’s Undrawn Availability is not less than $1,000,000.

(m) Section 9.7 is hereby deleted from to the Loan Agreement and is replaced with a new Section 9.7 to read as follows:

9.7 Annual Financial Statements. Furnish Lender within one hundred twenty (120) days after the end of each fiscal year of Borrower, audited financial statements of Borrower including, but not limited to, statements of income and stockholders’ equity and cash flow from the beginning of the current fiscal year to the end of such fiscal year and the balance sheet as at the end of such fiscal year, all prepared in accordance with GAAP on a consolidated basis consistent with prior practices, and in reasonable detail and reported upon without qualification by GBQ Partners, LLC or another independent certified public accounting firm selected by Borrower and reasonably satisfactory to Lender (the “Accountants”). The report of the Accountants shall, to the extent that the Accountants customarily provide such statements, be accompanied by a statement of the Accountants certifying that in making the examination upon which such report was based either no information came to their attention which to their knowledge constituted an Event of Default or a Default under this Agreement or, if such information came to their attention, specifying any such Default or Event of Default, its nature, when it occurred and whether it is continuing. In addition, the reports shall be accompanied by a Compliance Certificate.

Berkshire / TotalStone – Seventh Amendment

(n) Section 9.9 of the Loan Agreement is hereby deleted and amended and restated to read in its entirety as follows:

9.9 Monthly Financial Statements. Furnish Lender within thirty (30) days after the end of each month, an internally prepared balance sheet of Borrower and internally prepared statements of income and shareholders’ equity and cash flow of Borrower reflecting results of operations from the beginning of the fiscal year to the end of such month and for such month, prepared on a consolidated basis consistent with prior practices and complete and correct in all material respects, subject to the absence of footnotes and year-end audit adjustments.

(o) The following clause (A) of Section 14.6 of the Loan Agreement, setting forth the Lender’s notice address, is hereby deleted and is replaced to read as follows:

(A)	If to Lender or BB at:

Berkshire Bank

1 Van de Graaff Dr
Suite 202
Burlington, MA 01801

Attention: Diane Williams, Vice President

with a copy to:

Mandelbaum Salsburg P.C.

3 Becker Farm Road, Suite 105

Roseland, NJ 07068

Attention: Richard I. Simon

3) EARLY TERMINATION OF 2021 TERM LOAN. In the event the 2021 Term Loan is prepaid in full prior to December 1, 2025 (such payment date, the “Early Payment Date”), the Borrower shall pay to the Lender an amount equal to: (i) one and one half percent (1.50%) of the then outstanding principal balance of the 2021 Term Loan, if the Early Payment Date occurs on or after the Seventh Amendment Effective Date to and including the date immediately preceding the first anniversary thereof, (ii) one percent (1.00%) of the then outstanding principal balance of the 2021 Term Loan if the Early Payment Date occurs on or after the first anniversary of the Seventh Amendment Effective Date to and including the date immediately preceding the second anniversary thereof, (iii) one half of one percent (0.50%) of the then outstanding principal balance of the 2021 Term Loan if the Early Payment Date occurs on or after the second anniversary of the Seventh Amendment Effective Date to and including the date immediately preceding the third anniversary thereof and (iv) zero percent (0.00%) at any time thereafter.

Berkshire / TotalStone – Seventh Amendment

4) ACKNOWLEDGMENTS BY BORROWER. Borrower acknowledges and represents that:

(a) the Loan Agreement and the Other Documents, as amended hereby, are in full force and effect without any defense, claim, counterclaim, right or claim of set-off;

(b) to the best of its knowledge, no default by the Lender in the performance of their duties under the Loan Agreement or the Other Documents has occurred;

(c) all representations and warranties of the Borrower contained herein, in the Loan Agreement and in the Other Documents are true and correct in all material respects as of this date, except for any representation or warranty that specifically refers to an earlier date;

(d) Borrower has taken all necessary action to authorize the execution and delivery of this Seventh Amendment; and

(e) this Seventh Amendment is a modification of an existing obligation and is not a novation.

5) PRECONDITIONS. As preconditions to the effectiveness of any of the modifications, contained herein:

(A) Lender shall have received in form and substance satisfactory to Lender this Seventh Amendment, the 2021 Term Note (in the form annexed hereto as Exhibit 2.4(c)), the Third Amended and Restated Revolving Credit Note (in the form annexed hereto as Exhibit 2.4(a)) and all other documents required by the Lender, duly executed and delivered by an authorized officer of Borrowers;

(B) all corporate/company and other proceedings, and all documents, instruments and other legal matters in connection with the Seventh Amendment shall be satisfactory in form and substance to Lender and its counsel;

(C) completion of in-transit inventory testing performed by a field examiner to the satisfaction of the Lender; and

(D) the Borrower shall pay all reasonable and documented legal fees to Mandelbaum Salsburg incurred by the Lender in entering into this Seventh Amendment.

6) MISCELLANEOUS. This Seventh Amendment shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts, without reference to that state’s conflicts of law principles. This Seventh Amendment, the Loan Agreement and the Other Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Seventh Amendment, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Seventh Amendment shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Seventh Amendment, the Loan Agreement or the Other Documents. This Seventh Amendment, the Loan Agreement and the Other Documents are intended to be consistent. However, in the event of any inconsistencies among this Seventh Amendment, the Loan Agreement and/or any of the Other Documents, the terms of this Seventh Amendment, then the Loan Agreement, shall control. This Seventh Amendment may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be constitute one and the same deemed an original, but all such counterparts shall together agreement.

8) DEFINITIONS. The terms used herein and not otherwise defined or modified herein shall have the meanings ascribed to them in the Loan Agreement. The terms used herein and not otherwise defined or modified herein or defined in the Loan Agreement shall have the meanings ascribed to them by the Uniform Commercial Code as enacted in Commonwealth of Massachusetts.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

Berkshire / TotalStone – Seventh Amendment

[SIGNATURE PAGE SEVENTH AMENDEDMENT TO REVOLVING CREDIT,

TERM LOAN AND SECURITY AGREEMENT]

IN WITNESS WHEREOF, the undersigned have signed and sealed this Seventh Amendment the day and year first above written.

TOTALSTONE, LLC

By:	/s/ Matthew Lipman
Name:	MATTHEW LIPMAN
Title:	Manager

NORTHEAST MASONRY DISTRIBUTORS, LLC (f/k/a NEM Purchaser, LLC)

By:	TotalStone, LLC, its Managing Member

By:	/s/ Matthew Lipman
Name:	MATTHEW LIPMAN
Title:	Manager

TOTALSTONE PROPERTIES, LLC

By:	TotalStone, LLC, its Managing Member

By:	/s/ Matthew Lipman
Name:	MATTHEW LIPMAN
Title:	Manager

[SIGNATURE PAGES FOLLOW]

[Signature Page to Seventh Amendment]

[SIGNATURE PAGE SEVENTH AMENDEDMENT TO REVOLVING CREDIT,

TERM LOAN AND SECURITY AGREEMENT]

BERKSHIRE BANK, as Leader

By:	/s/ Diane Williams
Name:	DIANE WILLIAMS
Title:	Vice President

[Signature Page to Seventh Amendment]

EXHIBIT 2.4(a)

THIRD AMENDED AND RESTATED REVOLVING CREDIT NOTE

[See Attached]

Berkshire/TotalStone - Seventh Amendment to Revolving Credit, Term Loan and Security Agreement

THIRD AMENDED AND RESTATED

REVOLVING CREDIT NOTE

Berkshire Bank

$14,000,000	November 22, 2021

This Third Amended and Restated Revolving Credit Note (this “Note”) is executed and delivered under and pursuant to the terms of that certain Revolving Credit, Term Loan and Security Agreement dated December 20, 2017 (as amended, restated, supplemented or modified from time to time, the “Loan Agreement”) by and between TOTALSTONE, LLC, a limited liability company formed under the laws of the State of Delaware (“TotalStone”), NORTHEAST MASONRY DISTRIBUTORS, LLC (f/k/a NEM Purchaser, LLC), a limited liability company formed under the laws of the State of Delaware (“Northeast”), TOTALSTONE PROPERTIES, LLC, a limited liability company formed under the laws of the State of Delaware (“Properties” and collectively with TotalStone and Northeast, the “Borrower”), and BERKSHIRE BANK, a Massachusetts corporation (the “Lender”). Capitalized terms not otherwise defined herein shall have the meanings provided in the Loan Agreement.

FOR VALUE RECEIVED, the Borrower hereby promises to pay to the order of the Lender, at the office of Lender located at One Van de Graaff Drive, Suite 202, Burlington, Massachusetts 01803 or at such other place as Lender may from time to time designate to Borrower in writing:

(i) the principal sum of FOURTEEN MILLION AND 00/100 DOLLARS ($14,000,000) or, if different from such amount, the unpaid principal balance of the Revolving Advances as may be due and owing to the Lender under the Loan Agreement, payable in accordance with the provisions of the Loan Agreement, subject to acceleration upon the occurrence of an Event of Default under the Loan Agreement or earlier termination of the Loan Agreement pursuant to the terms thereof;

(ii) interest on the principal amount of this Note from time to time outstanding until such principal amount is paid in full at the applicable Revolving Interest Rate in accordance with the provisions of the Loan Agreement. In no event, however, shall interest exceed the maximum interest rate permitted by law. Upon and after the occurrence of an Event of Default, and during the continuation thereof, interest shall be payable at the Default Rate in accordance with the Loan Agreement; and

(iii) notwithstanding anything to the contrary herein, in the Loan Agreement and/or in any Other Document, all outstanding principal and interest hereunder is due and payable on the Termination Date.

This Note is a “Revolving Credit Note” referred to in the Loan Agreement and is secured, inter alia, by the liens granted pursuant to the Loan Agreement and the Other Documents, is entitled to the benefits of the Loan Agreement and the Other Documents and is subject to all of the agreements, terms and conditions therein contained.

Berkshire/TotalStone - Seventh Amendment to Revolving Credit, Term Loan and Security Agreement

1

This Note is subject to mandatory prepayment, and may be voluntarily prepaid, in whole or in part, in each case, on the terms and conditions set forth in the Loan Agreement.

If an Event of Default under Section 10.7 or 10.8 of the Loan Agreement shall occur, then this Note shall immediately become due and payable, without notice, together with reasonable attorneys’ fees if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof. If any other Event of Default shall occur under the Loan Agreement or any of the Other Documents, which is not cured within any applicable grace period, then this Note may, as provided in the Loan Agreement, be declared to be immediately due and payable, without notice, together with reasonable attorneys’ fees, if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof.

Lender may at any time pledge or assign all or any portion of its rights under the Loan Agreement and the Other Documents (including any portion of this Note) to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or assignment or enforcement thereof shall release Lender from its obligations under the Loan Agreement or any of the Other Documents.

This Note shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts.

Borrower expressly waives any presentment, demand, protest, notice of protest, or notice of any kind except as expressly provided in the Loan Agreement.

This Note is intended to amend, restate and replace in its entirety that certain Second Amended and Restated Revolving Credit Note executed by the Borrower in favor of the Lender dated November 14, 2019, in the original principal amount of $11,500,000, as amended, restated, replaced and/or otherwise modified from time to time. This Note is not a novation.

[SIGNATURE PAGE TO FOLLOW]

Berkshire/TotalStone - Seventh Amendment to Revolving Credit, Term Loan and Security Agreement

2

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED

REVOLVING CREDIT NOTE]

TOTALSTONE, LLC

By:	/s/ Matthew Lipman
Name:	MATTHEW LIPMAN
Title:	Manager

NORTHEAST MASONRY DISTRIBUTORS, LLC (f/k/a NEM Purchaser, LLC)

By:	TotalStone, LLC, its Managing Member

By:	/s/ Matthew Lipman
Name:	MATTHEW LIPMAN
Title:	Manager

TOTALSTONE PROPERTIES, LLC

By:	TotalStone, LLC, its Managing Member

By:	/s/ Matthew Lipman
Name:	MATTHEW LIPMAN
Title:	Manager

Berkshire/TotalStone - Seventh Amendment to Revolving Credit, Term Loan and Security Agreement

EXHIBIT 2.4(c)

2021 TERM NOTE

[See Attached]

Berkshire/TotalStone - Seventh Amendment to Revolving Credit, Term Loan and Security Agreement

2021 TERM NOTE

$4,000,000	November 22, 2021

This 2021 Term Note (this “Note”) is executed and delivered under and pursuant to the terms of that certain Revolving Credit, Term Loan and Security Agreement dated December 20, 2017 (as amended, restated, supplemented or modified from time to time, the “Loan Agreement”) by and between TOTALSTONE, LLC, a limited liability company formed under the laws of the State of Delaware (“TotalStone”), NORTHEAST MASONRY DISTRIBUTORS, LLC (f/k/a NEM Purchaser, LLC), a limited liability company formed under the laws of the State of Delaware (“Northeast”), TOTALSTONE PROPERTIES, LLC, a limited liability company formed under the laws of the State of Delaware (“Properties” and collectively with TotalStone and Northeast, the “Borrower”), and BERKSHIRE BANK, a Massachusetts corporation (the “Lender”). Capitalized terms not otherwise defined herein shall have the meanings provided in the Loan Agreement.

FOR VALUE RECEIVED, the undersigned, Borrower HEREBY PROMISES TO PAY to the order of Lender, at the offices of Lender at One Van de Graaff Drive, Suite 202, Burlington, Massachusetts 01803, or at such other place as Lender may from time to time designate to Borrower in writing:

(i) the principal sum of FOUR MILLION DOLLARS ($4,000,000), in forty-eight (48) consecutive monthly principal and interest installments based on a four (4) year amortization schedule, the first forty-seven (47) of which shall be in the amount of Eighty Three Thousand Three Hundred Dollars and 33/100 ($83,333.33), commencing on the first Business Day of January, 2022, and continuing on the first Business Day of each month thereafter, with a forty eighth (48th) and final payment of any unpaid balance of principal and interest payable on the first Business Day of December, 2025, and subject to mandatory prepayment and acceleration upon the occurrence of an Event of Default under the Loan Agreement or earlier termination of the Loan Agreement pursuant to the terms thereof;

(ii) interest on the principal amount of this Note from time to time outstanding until such principal amount is paid in full at the applicable 2021 Term Loan Rate in accordance with the provisions of the Loan Agreement. In no event, however, shall interest exceed the maximum interest rate permitted by law. Upon and after the occurrence of an Event of Default, and during the continuation thereof, interest shall be payable at the Default Rate in accordance with the Loan Agreement; and

(iii) notwithstanding anything to the contrary herein, in the Loan Agreement and/or in any Other Document, all outstanding principal and interest hereunder shall be due and payable on the Termination Date.

This Note is the “2021 Term Note” referred to in the Loan Agreement and is secured, inter alia, by the liens granted pursuant to the Loan Agreement and the Other Documents, is entitled to the benefits of the Loan Agreement and the Other Documents and is subject to all of the agreements, terms and conditions therein contained.

Berkshire/TotalStone - Seventh Amendment to Revolving Credit, Term Loan and Security Agreement

This Note is subject to mandatory prepayment, and may be voluntarily prepaid, in whole or in part, in each case on the terms and conditions set forth in the Loan Agreement.

If an Event of Default under Section 10.7 or 10.8 of the Loan Agreement shall occur, then this Note shall immediately become due and payable, without notice, together with reasonable attorneys’ fees if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof. If any other Event of Default shall occur under the Loan Agreement or any of the Other Documents, which is not cured within any applicable grace period, then this Note may, as provided in the Loan Agreement, be declared to be immediately due and payable, without notice, together with reasonable attorneys’ fees, if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof.

Lenders may at any time pledge or assign all or any portion of their rights under the Loan Agreement or the Other Documents (including any portion of this Note) to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or assignment or enforcement thereof shall release Lenders from their obligations under the Loan Agreement or any of the Other Documents.

This Note shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts.

Borrower expressly waives any presentment, demand, protest, notice of protest, or notice of any kind except as expressly provided in the Loan Agreement.

[Signature pages follow]

Berkshire/TotalStone - Seventh Amendment to Revolving Credit, Term Loan and Security Agreement

IN WITNESS WHEREOF, the parties hereto hereby acknowledge and agree to the foregoing as of the date first written above.

TOTALSTONE, LLC

By:	/s/ Matthew Lipman
Name:	MATTHEW LIPMAN
Title:	Manager

NORTHEAST MASONRY DISTRIBUTORS, LLC (f/k/a NEM Purchaser, LLC)

By:	TotalStone, LLC, its Managing Member

By:	/s/ Matthew Lipman
Name:	MATTHEW LIPMAN
Title:	Manager

TOTALSTONE PROPERTIES, LLC

By:	TotalStone, LLC, its Managing Member

By:	/s/ Matthew Lipman
Name:	MATTHEW LIPMAN
Title:	Manager

Berkshire/TotalStone - Seventh Amendment to Revolving Credit, Term Loan and Security Agreement

EXECUTION VERSION

EIGHTH AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT

THIS EIGHTH AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this “Eighth Amendment”) is entered into as of September 13, 2022 by and among TOTALSTONE, LLC, a limited liability company formed under the laws of the State of Delaware (“TotalStone”), NORTHEAST MASONRY DISTRIBUTORS, LLC (f/k/a NEM Purchaser, LLC), a limited liability company formed under the laws of the State of Delaware (“Northeast”), TOTALSTONE PROPERTIES, LLC, a limited liability company formed under the laws of the State of Delaware (“Properties” and collectively with TotalStone and Northeast, the “Borrower”), and BERKSHIRE BANK (the “Lender” and/or “BB”), a Massachusetts Banking Corporation.

RECITALS

Whereas, the Borrower and Lender entered into a certain Revolving Credit, Term Loan and Security Agreement dated December 20, 2017 (as amended, replaced, restated, modified and/or extended from time to time, the “Loan Agreement”);

Whereas, Borrower and Lender have agreed to modify the terms of the Loan Agreement as set forth in this Eighth Amendment; and

Whereas, Borrower and Lender have agreed that in the event of any conflict between the terms and conditions set forth in this Eighth Amendment and those in the Loan Documents, the terms and conditions set forth in this Eighth Amendment shall control.

Now, therefore, in consideration of the Lender’s continued extension of credit and the agreements contained herein, the parties agree as follows:

AGREEMENT

1) ACKNOWLEDGMENT OF BALANCE. Borrower acknowledges that the most recent statement of account sent to the Borrower with respect to the Obligations is correct.

2) MODIFICATIONS. The Loan Agreement be and hereby is modified as follows:

(a)	The following definitions are hereby added to Section 1.2 in of the Loan Agreement in alphabetical order to read in their entirety as follows:

“Eighth Amendment” shall mean the Eighth Amendment to Revolving Credit, Term Loan and Security Agreement by and among the Borrower and the Lender dated as of the Eighth Amendment Effective Date.

“Eighth Amendment Effective Date” shall mean September 13, 2022.

“SOFR Loan” shall mean an Advance at any time that bears interest based on SOFR.

“8 Weeks” shall mean fifty-six (56) days.

Berkshire / TotalStone – Eighth Amendment

1

(b)	The following definitions in Section 1.2 of the Loan Agreement are hereby deleted and amended and restated to read in their entirety as follows:

“Inventory Sublimit” shall mean, as of the Eighth Amendment Effective Date, and for 8 Weeks thereafter, TEN MILLION DOLLARS ($10,000,000), and at all times thereafter, EIGHT MILLION DOLLARS ($8,000,000).

“Maximum Revolving Advance Amount” shall mean, as of the Eighth Amendment Effective Date, and for 8 Weeks thereafter, FIFTEEN MILLION FOUR HUNDRED THOUSAND DOLLARS ($15,400,000), and at all times thereafter, FOURTEEN MILLION DOLLARS ($14,000,000).

“Revolving Interest Rate” shall mean an interest rate per annum equal to the sum of (1) Term SOFR plus (2) the applicable Term SOFR Margin.

“Term Loan Rate” shall mean an interest rate per annum equal to the sum of (1) Term SOFR plus (2) the applicable Term SOFR Margin.

(c)	The following language is hereby added as Section 1.5 of the Loan Agreement:

“1.5 Accounting Principles. Where the character or amount of any asset or liability or item of income or expense is required to be made for the purposes of this Agreement, this shall be done in accordance with GAAP as in effect on the Eight Amendment Effective Date, to the extent applicable, except as otherwise expressly provided in this Agreement. If there are any changes in GAAP after the Eight Amendment Effective Date that would affect the computation of the financial covenants in Section 6.5, such changes shall only be followed, with respect to such financial covenants, from and after the date this Agreement shall have been amended to take into account any such changes. Notwithstanding any changes in GAAP after the Eight Amendment Effective Date, any lease of Borrowers that would be characterized as an operating lease under GAAP in effect on the Eight Amendment Effective Date (whether such lease is entered into before or after the Eight Amendment Effective Date) shall not constitute Indebtedness or a Capitalized Lease Obligation and any asset of Borrowers that would be characterized as a right of use asset under GAAP in effect on the Eight Amendment Effective Date shall not constitute as an intangible asset under this Agreement or any other Loan Document as a result of such changes in GAAP.”

(d)	Section 3.1 of the Loan Agreement is hereby deleted and is replaced to read as follows:

“3.1 Interest.

(a) Interest Rate; Interest Payment. Interest on Advances shall be payable in arrears on the first day of each month with respect to Domestic Rate Loans (if any) and SOFR Loans, as well as at the end of each Interest Period. Interest charges shall be computed on the actual principal amount of Advances outstanding during the month at a rate per annum equal to (i) with respect to Revolving Advances, the Revolving Interest Rate, and (ii) with respect to the Term Loan, the applicable Term Loan Rate (as applicable, the “Contract Rate”). Whenever, subsequent to the date of this Agreement, the Base Rate is increased or decreased, the applicable Contract Rate for Domestic Rate Loans shall be similarly changed without notice or demand of any kind by an amount equal to the amount of such change in the Base Rate during the time such change or changes remain in effect. The Term SOFR shall be adjusted with respect to SOFR Loans without notice or demand of any kind on the effective date of any change in the Reserve Percentage as of such effective date. Upon and after the occurrence of an Event of Default, and during the continuation thereof, at the option of Lender, the Obligations shall bear interest at the Revolving Interest Rate plus three percent (3.00%) per annum (as applicable, the “Default Rate”).

Berkshire / TotalStone – Eighth Amendment

2

(b) Computations. Interest due with respect to this Agreement shall be computed on the basis of a year of 360 days and paid in arrears for the actual number of days elapse. If the due date for any payment required under this Agreement is extended by operation of law, interest shall be payable for such extended time. If any payment required under this Agreement is due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day, and such extension shall be included in computing interest in connection with such payment.

(c) Illegality. If the Lender determines (which determination shall be conclusive absent manifest error) that any law has made it unlawful, or that any governmental authority has asserted it is unlawful, for the Lender to determine or charge interest by reference to Term SOFR or Daily Simple SOFR, then, upon notice thereof by the Lender to the Borrower, any obligation of the Lender to make or maintain the interest rate hereunder by reference to Term SOFR or Daily Simple SOFR shall be suspended, and the interest shall thereafter accrue on the outstanding principal balance of this Agreement at the Base Rate until the Lender notifies the Borrower that the circumstances giving rise to such determination no longer exist.

(d) Temporary Unavailability of Term SOFR or Daily Simple SOFR. If the Lender determines (which determination shall be conclusive absent manifest error) that (i) the circumstances under clause (e) of this Section have occurred and such circumstances are likely to be temporary, (ii) adequate and reasonable means do not exist for determining Term SOFR, or (iii) the Term SOFR Rate does not adequately and fairly reflect the cost to the Lender of funding the loan evidenced by this Agreement, then, upon notice thereof by the Lender to the Borrower, any obligation of the Lender to make or maintain the interest rate hereunder by reference to Term SOFR shall be suspended, and interest shall thereafter accrue on the outstanding principal balance of this Agreement at a variable rate per annum equal to the Daily Simple SOFR Rate (or, if the Lender makes any of the foregoing determinations with respect to Daily Simple SOFR or the Daily Simple SOFR Rate, the Base Rate) until the Lender notifies the Borrower that the circumstances giving rise to such determination no longer exist.

(e) Permanent Unavailability of Term SOFR or Daily Simple SOFR. If the Lender determines (which determination shall be conclusive absent manifest error) that (i) adequate and reasonable means do not exist for determining Term SOFR, including, because SOFR or Term SOFR is not available or published on a current basis, and such circumstances are unlikely to be temporary, (ii) the SOFR Administrator or Term SOFR Administrator, or a governmental authority having jurisdiction over the Lender or any such administrator, has announced that SOFR or Term SOFR will no longer be provided, (iii) any relevant agency or authority has announced that SOFR or Term SOFR is no longer representative, or (iv) any similar circumstance exists such that SOFR or Term SOFR has become permanently unavailable or ceased to exist, any obligation of the Lender to make or maintain the interest rate hereunder by reference to Term SOFR shall be suspended, and the interest shall thereafter accrue on the outstanding principal balance of this Agreement at a variable rate per annum equal to the Daily Simple SOFR Rate (or, if the Lender makes any of the foregoing determinations with respect to Daily Simple SOFR or the Daily Simple SOFR Rate, the Base Rate).

Berkshire / TotalStone – Eighth Amendment

3

(f) Certain Definitions. As used herein, the following terms shall have the definitions specified below:

“Base Rate” means a variable rate of interest per annum equal to the Prime Rate with such adjustments (which may be positive or negative) to the spread or margin as the Lender deems necessary in its sole discretion to maintain an all-in yield on this Agreement substantially equivalent to the Daily Simple SOFR Rate.

“Business Day” means any day other than a Saturday or a Sunday on which the head office of the Lender is open for transaction of all of its normal and customary business; provided that, for purposes of determining SOFR, Daily Simple SOFR or Term SOFR, “Business Day” means any day other than a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

“Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal to the greater of (A) zero percent (0.00%) and (B) (1) 0.11448% (11.448 basis points), plus (2) SOFR for the day (each such day a “Rate Set Day”) that is five (5) Business Days prior to (y) if such SOFR Rate Day is a Business Day, such SOFR Rate Day, or (z) if such SOFR Rate Day is not a Business Day, the Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website. If by 5:00pm (ET) on the second (2nd) Business Day immediately following any Rate Set Day, SOFR in respect of such Rate Set Day has not been published on the SOFR Administrator’s Website, then SOFR for such Rate Set Day will be SOFR as published in respect of the first preceding Business Day for which such SOFR was published on the SOFR Administrator’s Website. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to or consent from the Borrower.

“Daily Simple SOFR Rate” means a variable rate of interest per annum equal to the sum of (A) the applicable Daily Simple SOFR, plus (B) 0.11448% (11.448 basis points), plus (C) the applicable Term SOFR Margin.

“Interest Payment Date” means (A) the last day of each Interest Period, and (B) the Maturity Date.

Berkshire / TotalStone – Eighth Amendment

4

“Interest Period” means (A) initially, the period commencing on the date of this Agreement and ending on the date one month thereafter, and (B) thereafter, the period commencing on the day immediately following the expiration of the prior Interest Period and ending on the date one month thereafter; provided, that (1) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day, (2) if any Interest Period would end on a day for which there is no numerically corresponding day in the calendar month, such Interest Period shall end on the last Business Day of the relevant calendar month, and (3) no Interest Period shall extend beyond the Maturity Date.

“Prime Rate” means, for any day, the “prime rate” published for such day by The Wall Street Journal in its “Money Rate” column. In the event (A) The Wall Street Journal stops publishing prime rates or (B) The Wall Street Journal ceases to be available, then a substitute index rate shall be selected by the Lender from a comparable publication which publishes a rate which has historical fluctuations similar to that of the “prime rate” appearing in The Wall Street Journal. Any announced changes in said published “prime rate” rate shall result in an immediate and corresponding change in the Prime Rate without notice to or consent from the Borrower.

“SOFR” means, with respect to any Business Day, the secured overnight financing rate published for such Business Day on the SOFR Administrator’s Website.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of SOFR).

“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for SOFR identified as such by the SOFR Administrator from time to time.

“Term SOFR” means, for any Interest Period, the greater of (A) zero percent (0.00%) and (B) the sum of (1) 0.11448% (11.448 basis points) plus (2) the one-month forward-looking term rate based on SOFR published on the Term SOFR Administrator’s Website, or other commercially available source providing such quotations as may be selected by the Lender from time to time, two Business Days prior to the commencement of such Interest Period (as adjusted for any reserve requirement and any subsequent costs arising from a change in government regulation); provided that if the Term SOFR is not published on a Business Day due to a holiday or other circumstance, the applicable Term SOFR shall be the Term SOFR last published prior to such Business Day.

“Term SOFR Administrator” means CME Group Benchmark Administration Limited (or a successor administrator of Term SOFR).

“Term SOFR Administrator’s Website” means the website or any successor source for Term SOFR identified by the Term SOFR Administrator (or a successor administrator of Term SOFR).

Berkshire / TotalStone – Eighth Amendment

5

“Term SOFR Margin” means two and a half percent (2.50%) per annum with respect to Revolving Advances and three and a half percent (3.50%) per annum with respect to the Term Loan.

“Term SOFR Rate” means a variable rate of interest per annum equal to the sum of (A) the applicable Term SOFR, plus (B) the Term SOFR Margin.

(g) Lender Swap Agreement. Notwithstanding anything to the contrary herein, during any time that a transaction under Lender Swap Agreement with the Lender is in effect with respect to this Agreement (i) Interest Periods and Interest Payment Dates shall adjusted as necessary to conform to the corresponding periods and dates applicable under such applicable under such Lender Swap Agreement, and (ii) “Prime Rate” means, for any day, the rate published for such day opposite the caption “Bank prime loan” in Federal Reserve Publication H.15-519 (or any successor publication as published by the Board of Governors of the Federal Reserve System), and any announced changes in said published “Bank prime loan” rate shall result in an immediate and corresponding change in the Prime Rate without notice to or consent from the Borrower.”

3) ACKNOWLEDGMENTS BY BORROWER. Borrower acknowledges and represents that:

(a) the Loan Agreement and the Other Documents, as amended hereby, are in full force and effect without any defense, claim, counterclaim, right or claim of set-off;

(b) to the best of its knowledge, no default by the Lender in the performance of their duties under the Loan Agreement or the Other Documents has occurred;

(c) all representations and warranties of the Borrower contained herein, in the Loan Agreement and in the Other Documents are true and correct in all material respects as of this date, except for any representation or warranty that specifically refers to an earlier date;

(d) Borrower has taken all necessary action to authorize the execution and delivery of this Eighth Amendment; and

(e) this Eighth Amendment is a modification of an existing obligation and is not a novation.

4) PRECONDITIONS. As preconditions to the effectiveness of any of the modifications, contained herein:

(a) provide the Lender with this Agreement and the Guarantor’s Ratification, each properly executed; and

(b) pay all reasonable and documented legal fees to Mandelbaum Barrett incurred by the Lender in entering into this Agreement.

Berkshire / TotalStone – Eighth Amendment

6

5) MISCELLANEOUS. This Eighth Amendment shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts, without reference to that state’s conflicts of law principles. This Eighth Amendment, the Loan Agreement and the Other Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Eighth Amendment, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Eighth Amendment shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Eighth Amendment, the Loan Agreement or the Other Documents. This Eighth Amendment may be executed in any number of counterparts, each of which when executed and delivered (in original or by facsimile or other electronic means such as PDF) shall be deemed an original and all of which together shall constitute one and the same instrument.

6) DEFINITIONS. The terms used herein and not otherwise defined or modified herein shall have the meanings ascribed to them in the Loan Agreement. The terms used herein and not otherwise defined or modified herein or defined in the Loan Agreement shall have the meanings ascribed to them by the Uniform Commercial Code as enacted in Commonwealth of Massachusetts.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

Berkshire / TotalStone – Eighth Amendment

7

[SIGNATURE PAGE EIGHTH AMENDMENT TO REVOLVING CREDIT,
TERM LOAN AND SECURITY AGREEMENT]

IN WITNESS WHEREOF, the undersigned have signed and sealed this Eighth Amendment the day and year first above written.

TOTALSTONE, LLC

By:	/s/ MATTHEW LIPMAN
Name:	MATTHEW LIPMAN
Title:	Manager

NORTHEAST MASONRY DISTRIBUTORS, LLC
(f/k/a NEM Purchaser, LLC)

By:	TotalStone, LLC, its Managing Member

By:	/s/ MATTHEW LIPMAN
Name:	MATTHEW LIPMAN
Title:	Manager

TOTALSTONE PROPERTIES, LLC

By:	TotalStone, LLC, its Managing Member

By:	/s/ MATTHEW LIPMAN
Name:	MATTHEW LIPMAN
Title:	Manager

[SIGNATURE PAGE TO FOLLOW]

Berkshire / TotalStone – Eighth Amendment

[SIGNATURE PAGE EIGHTH AMENDMENT TO REVOLVING CREDIT,

TERM LOAN AND SECURITY AGREEMENT]

BERKSHIRE BANK,
as Lender

By:	/s/ DIANE WILLIAMS
Name:	DIANE WILLIAMS
Title:	Vice President

[Signature Page to Eighth Amendment to Revolving Credit, Term Loan and Security Agreement]

EXECUTION VERSION

NINTH AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT

THIS NINTH AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this “Ninth Amendment”) is entered into as of March ______, 2023 by and among TOTALSTONE, LLC, a limited liability company formed under the laws of the State of Delaware (“TotalStone”), NORTHEAST MASONRY DISTRIBUTORS, LLC (f/k/a NEM Purchaser, LLC), a limited liability company formed under the laws of the State of Delaware (“Northeast”), TOTALSTONE PROPERTIES, LLC, a limited liability company formed under the laws of the State of Delaware (“Properties” and collectively with TotalStone and Northeast, the “Borrower”), and BERKSHIRE BANK (the “Lender” and/or “BB”), a Massachusetts Banking Corporation.

RECITALS

Whereas, the Borrower and Lender entered into a certain Revolving Credit, Term Loan and Security Agreement dated December 20, 2017 (as amended, replaced, restated, modified and/or extended from time to time, the “Loan Agreement”);

Whereas, Borrower and Lender have agreed to modify the terms of the Loan Agreement as set forth in this Ninth Amendment; and

Whereas, Borrower and Lender have agreed that in the event of any conflict between the terms and conditions set forth in this Ninth Amendment and those in the Loan Documents, the terms and conditions set forth in this Ninth Amendment shall control.

Now, therefore, in consideration of the Lender’s continued extension of credit and the agreements contained herein, the parties agree as follows:

AGREEMENT

1) ACKNOWLEDGMENT OF BALANCE. Borrower acknowledges that the most recent statement of account sent to the Borrower with respect to the Obligations is correct.

2) MODIFICATIONS. The Loan Agreement be and hereby is modified as follows:

(a)	The following definitions are hereby added to Section 1.2 in of the Loan Agreement in alphabetical order to read in their entirety as follows:

“Ninth Amendment” shall mean the Ninth Amendment to Revolving Credit, Term Loan and Security Agreement by and among the Borrower and the Lender dated as of the Ninth Amendment Effective Date.

“Ninth Amendment Effective Date” shall mean March ______, 2023.

(b)	The following definitions in Section 1.2 of the Loan Agreement are hereby deleted and amended and restated to read in their entirety as follows:

“Permitted Overadvance Amount” shall mean not to exceed $1,500,000.

Berkshire / TotalStone – Ninth Amendment

1

(c)	Section 2.21(a)(vi) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“the Borrowers shall use the Advances to make the following one-time payments: (a) a payment to Stream Finance, LLC in the amount of $761,076.50 to reduce the outstanding principal amount of the Subordinated Loans (the “Stream Subordinated Debt Principal Payment”) and (b) a payment to Stream Finance, LLC in the amount of $388,923.50 to be applied to amounts owed on account of the Stream Preferred Equity Investment; provided that the payments can be made prior to April 1, 2023, only if on or before April 1, 2023 the Permitted Overadvance Amount is no more than $750,000.00 and the Minimum Undrawn Availability is no less than $750,000.00. The calculation of Cash Flow Coverage Ratio will exclude actual distributions and payments made by Borrower pursuant to this Section.”

3) ACKNOWLEDGMENTS BY BORROWER. Borrower acknowledges and represents that:

(a) the Loan Agreement and the Other Documents, as amended hereby, are in full force and effect without any defense, claim, counterclaim, right or claim of set-off;

(b) to the best of its knowledge, no default by the Lender in the performance of their duties under the Loan Agreement or the Other Documents has occurred;

(c) all representations and warranties of the Borrower contained herein, in the Loan Agreement and in the Other Documents are true and correct in all material respects as of this date, except for any representation or warranty that specifically refers to an earlier date;

(d) Borrower has taken all necessary action to authorize the execution and delivery of this Ninth Amendment; and

(e) this Ninth Amendment is a modification of an existing obligation and is not a novation.

4) PRECONDITIONS. As preconditions to the effectiveness of any of the modifications, contained herein:

(a) provide the Lender with this Agreement and the Guarantor’s Ratification, each properly executed; and

(b) pay all reasonable and documented legal fees to Mandelbaum Barrett incurred by the Lender in entering into this Agreement.

5) MISCELLANEOUS. This Ninth Amendment shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts, without reference to that state’s conflicts of law principles. This Ninth Amendment, the Loan Agreement and the Other Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Ninth Amendment, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Ninth Amendment shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Ninth Amendment, the Loan Agreement or the Other Documents. This Ninth Amendment may be executed in any number of counterparts, each of which when executed and delivered (in original or by facsimile or other electronic means such as PDF) shall be deemed an original and all of which together shall constitute one and the same instrument.

6) DEFINITIONS. The terms used herein and not otherwise defined or modified herein shall have the meanings ascribed to them in the Loan Agreement. The terms used herein and not otherwise defined or modified herein or defined in the Loan Agreement shall have the meanings ascribed to them by the Uniform Commercial Code as enacted in Commonwealth of Massachusetts.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

Berkshire / TotalStone – Ninth Amendment

2

[SIGNATURE PAGE NINTH AMENDMENT TO REVOLVING CREDIT,
TERM LOAN AND SECURITY AGREEMENT]

IN WITNESS WHEREOF, the undersigned have signed and sealed this Ninth Amendment the day and year first above written.

TOTALSTONE, LLC

By:	/s/ Matthew Lipman
Name:	MATTHEW LIPMAN
Title:	Manager

NORTHEAST MASONRY DISTRIBUTORS, LLC (f/k/a NEM Purchaser, LLC)

By: TotalStone, LLC, its Managing Member

By:	/s/ Matthew Lipman
Name:	MATTHEW LIPMAN
Title:	Manager

TOTALSTONE PROPERTIES, LLC

By: TotalStone, LLC, its Managing Member

By:	/s/ Matthew Lipman
Name:	MATTHEW LIPMAN
Title:	Manager

[SIGNATURE PAGE TO FOLLOW]

Berkshire / TotalStone – Ninth Amendment

[SIGNATURE PAGE NINTH AMENDMENT TO REVOLVING CREDIT,

TERM LOAN AND SECURITY AGREEMENT]

BERKSHIRE BANK, as Lender

By:	/s/ Diane Williams
Name:	DIANE WILLIAMS
Title:	Senior Vice President

[Signature Page to Ninth Amendment to Revolving Credit, Term Loan and Security Agreement]

TENTH AMENDMENT TO REVOLVING CREDIT, TERM LOAN
AND SECURITY AGREEMENT

THIS TENTH AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this “Tenth Amendment”) is entered into as of December 20, 2023 (the “Effective Date”) by and among TOTALSTONE, LLC, a limited liability company formed under the laws of the State of Delaware (“TotalStone”), NORTHEAST MASONRY DISTRIBUTORS, LLC (f/k/a NEM Purchaser, LLC), a limited liability company formed under the laws of the State of Delaware (“Northeast”), TOTALSTONE PROPERTIES, LLC, a limited liability company formed under the laws of the State of Delaware (“Properties” and collectively with TotalStone and Northeast, the “Borrower”), and BERKSHIRE BANK (the “Lender” and/or “BB”), a Massachusetts Banking Corporation.

RECITALS

Whereas, the Borrower and Lender entered into a certain Revolving Credit, Term Loan and Security Agreement dated December 20, 2017 (as amended, replaced, restated, modified and/or extended from time to time, the “Loan Agreement”);

Whereas, Borrower and Lender have agreed to modify the terms of the Loan Agreement as set forth in this Tenth Amendment; and

Whereas, Borrower and Lender have agreed that in the event of any conflict between the terms and conditions set forth in this Tenth Amendment and those in the Loan Documents, the terms and conditions set forth in this Tenth Amendment shall control.

Now, therefore, in consideration of the Lender’s continued extension of credit and the agreements contained herein, the parties agree as follows:

AGREEMENT

1)	ACKNOWLEDGMENT OF BALANCE. Borrower acknowledges that the most recent statement of account sent to the Borrower with respect to the Obligations is correct.

2)	MODIFICATIONS. The Loan Agreement be and hereby is modified as follows:

(a)	The following definitions are hereby added to Section 1.2 in of the Loan Agreement in alphabetical order to read in their entirety as follows:

“Maturity Date” shall mean January 31, 2025.

“Nonrecurring Freight Expenses” shall mean Borrower’s calculation as to the difference between current cost of shipment by containers versus the historical cost thereof for similar product that remains in inventory.

Berkshire/TotalStone - Tenth Amendment to Revolving Credit, Term Loan and Security Agreement

1

“Tenth Amendment” shall mean the Tenth Amendment to the Revolving Credit, Term Loan and Security Agreement by and among the Borrower and the Lender dated as of the Tenth Amendment Effective Date.

“Tenth Amendment Effective Date” shall mean December 20, 2023.

(b)	The following definitions in Section 1.2 in of the Loan Agreement are hereby amended and restated in their entirety as follows:

“Adjusted EBITDA” shall mean for any period the sum of (i) Net Income (or loss) of Borrower for such period (excluding extraordinary gains and losses), plus (ii) all interest expense of Borrower for such period, plus (iii) all charges against income of Borrower during such period for federal, state and local income taxes accrued, plus (iv) depreciation expenses of the Borrower for such period, plus (v) amortization expenses of the Borrower for such period, plus (vi) non-cash management fees, plus (vii) the fair market value of the aggregate cost of goods sold expense of the Borrower during such period, plus (viii) the aggregate amount of non-recurring expenses of the Borrower associated with the Northeast Acquisition during such period, minus (ix) the bargain purchase gain incurred by the Borrower with regard to Northeast Acquisition during such period as calculated by the Lender, plus (x) for the applicable periods ended or ending September 30, 2023, December 31, 2023, March 31, 2024, June 30, 2024, September 30, 2024 and December 31, 2024, the aggregate amount of Nonrecurring Freight Expenses incurred during such period up to the maximum amount set forth below for such period:

PERIOD	MAXIMUM MOUNT
Three Month Period ended September 30, 2023	$371,000
Six Month Period ended December 31, 2023	$788,000
Nine Month Period ended March 31, 2024	$1,205,000
Twelve Month Period ended June 30, 2024	$1,205,000
Twelve Month Period ended September 30, 2024	$834,000
Twelve Month Period ended December 31, 2024	$417,000

“Permitted Overadvance Period” shall mean the period commencing on December 1st of each calendar year through and including March 31st of the next succeeding calendar year; provided, however, that the Permitted Overadvance Period shall not apply during the period commencing on the Tenth Amendment Effective Date and ending on March 31, 2024.

Berkshire/TotalStone - Tenth Amendment to Revolving Credit, Term Loan and Security Agreement

2

“Termination Date” shall mean the Maturity Date or such other date as the Lender may agree in writing to extend the Termination Date until, without there being any obligation on the part of the Lender to extend the Termination Date.

(c)	“Waiver”: As the Lender is aware, and it has been discussed with the Borrower, Borrower breached the provisions of the Loan Agreement, as follows:

1. Section 6.5(a) of the Loan Agreement, as amended, for the periods ended 12/31/22, 3/31/23 and 6/30/23 (the “CFCF EoD”); and

2. Section 6.5(b) of the Loan Agreement, as amended, for the period ended 6/30/23 (the “TNW EoD”, and together with the CFCF EoD, the “Existing Events of Default”).

The Lender waives the Existing Events of Default as defined herein and for the reporting periods stated herein and said waivers do not constitute a waiver of any other Default or any other provision or term of the Loan Agreement or any related document, or any other covenant or undertaking under the Loan Agreement, or any other agreement between Lender and Borrower, in the future. Borrower is hereby advised that the Lender reserves the right to exercise any of the remedies contained in the Loan Agreement or otherwise with respect to any other Defaults or Events of Default which may exist or may occur.

(d)	Section 6.5(a) of the Loan Agreement is hereby amended and restated in its entirety to provide as follows:

(a) Cash Flow Coverage Ratio. Cause to be maintained a Cash Flow Coverage Ratio of not less than 1.15 to 1.00 as of September 30, 2024 and at all times thereafter, tested quarterly on a trailing twelve (12) month basis, upon receipt of the financial statements required pursuant to Sections 9.7 and 9.9 herein. Notwithstanding anything to the contrary herein, the calculation of the Cash Flow Coverage Ratio will exclude up to $4,500,000 for the actual distributions and payments made by Borrower pursuant to Section 2.21(a)(vi) and (vii), for each applicable test period1.

(e)	Section 6.5(b) of the Loan Agreement is hereby amended and restated in its entirety to provide as follows:

(b) Minimum Tangible Net Worth. Cause to be maintained a Tangible Net Worth (i) of not less than $2,5000,000 as of December 31, 2023, (ii) of not less than $3,300,000 as of June 30, 2024, (iii) of not less than $3,300,000 as of December 31, 2024 and (iv) as of each June 30 and December 31 thereafter, of not less than the minimum required amount as of the immediately ended fiscal year plus an amount equal to fifty percent (50%) the Borrower’s undistributed Net Income (without deduction for loss) for such immediately ended fiscal year.

Berkshire/TotalStone - Tenth Amendment to Revolving Credit, Term Loan and Security Agreement

3

(f)	Section 6.5(c) of the Loan Agreement is hereby amended and restated in its entirety to provide as follows:

(c) Adjusted EBITDA. Cause to be maintained an Adjusted EBITDA of not less than (i) $200,000 as of September 30, 2023, tested on a consolidated, trailing three (3) month basis; (ii) $400,000 as of December 31, 2023, tested on a consolidated, trailing six (6) month basis; (iii) $850,000 as of March 31, 2024, tested on a consolidated, trailing nine (9) month basis; and (iv) $2,000,000 as of June 30, 2024, tested on a consolidated, trailing twelve (12) month basis.

(g)	Section 4.10 of the Loan Agreement is amended to provide that field examinations frequency shall be increased from semi-annual to three times annually.

3)	ACKNOWLEDGMENTS BY BORROWER. Borrower acknowledges and represents that:

(a) the Loan Agreement and the Other Documents, as amended hereby, are in full force and effect without any defense, claim, counterclaim, right or claim of set-off;

(b) to the best of its knowledge, no default by the Lender in the performance of their duties under the Loan Agreement or the Other Documents has occurred;

(c) all representations and warranties of the Borrower contained herein, in the Loan Agreement and in the Other Documents are true and correct in all material respects as of this date, except for any representation or warranty that specifically refers to an earlier date;

(d) Borrower has taken all necessary action to authorize the execution and delivery of this Tenth Amendment; and

(e) this Tenth Amendment is a modification of an existing obligation and is not a novation.

4)	PRECONDITIONS. As preconditions to the effectiveness of any of the modifications, contained herein:

(a) Payment of an amendment/covenant waiver fee in the amount of $35,000 is to be collected;

(b) pay all reasonable and documented legal fees to Mandelbaum Barrett incurred by the Lender in entering into this Tenth Amendment; and

(c) provide the Lender with this Tenth Amendment property executed.

Berkshire/TotalStone - Tenth Amendment to Revolving Credit, Term Loan and Security Agreement

4

5)	MISCELLANEOUS. This Tenth Amendment shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts, without reference to that state’s conflicts of law principles. This Tenth Amendment, the Loan Agreement and the Other Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Tenth Amendment, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Tenth Amendment shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Tenth Amendment, the Loan Agreement or the Other Documents. This Tenth Amendment may be executed in any number of counterparts, each of which when executed and delivered (in original or by facsimile or other electronic means such as PDF) shall be deemed an original and all of which together shall constitute one and the same instrument.

6)	DEFINITIONS. The terms used herein and not otherwise defined or modified herein shall have the meanings ascribed to them in the Loan Agreement. The terms used herein and not otherwise defined or modified herein or defined in the Loan Agreement shall have the meanings ascribed to them by the Uniform Commercial Code as enacted in Commonwealth of Massachusetts.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

Berkshire/TotalStone - Tenth Amendment to Revolving Credit, Term Loan and Security Agreement

5

[SIGNATURE PAGE TENTH AMENDMENT TO REVOLVING CREDIT,
TERM LOAN AND SECURITY AGREEMENT]

IN WITNESS WHEREOF, the undersigned have signed and sealed this Tenth Amendment the day and year first above written.

TOTALSTONE, LLC

By:	/s/ MATTHEW LIPMAN
Name:	MATTHEW LIPMAN
Title:	Manager

NORTHEAST MASONRY DISTRIBUTORS, LLC
(f/k/a NEM Purchaser, LLC)

By:	TotalStone, LLC, its Managing Member

By:	/s/ MATTHEW LIPMAN
Name:	MATTHEW LIPMAN
Title:	Manager

TOTALSTONE PROPERTIES, LLC

By:	TotalStone, LLC, its Managing Member

By:	/s/ MATTHEW LIPMAN
Name:	MATTHEW LIPMAN
Title:	Manager

BERKSHIRE BANK,
as Lender

By:	/s/ Ben Garcia
Name:	Ben Garcia
Title:	Senior Vice President

Berkshire/TotalStone - Tenth Amendment to Revolving Credit, Term Loan and Security Agreement

CORRECTED VERSION OF EXECUTION COPY

DATED OCTOBER 18, 2024

ELEVENTH AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT

THIS ELEVENTH AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT(this “Eleventh Amendment”) is entered into as of the Effective Date, as defined below, by and among TOTALSTONE, LLC, a limited liability company formed under the laws of the State of Delaware (“TotalStone”), NORTHEAST MASONRY DISTRIBUTORS, LLC (f/k/a NEM Purchaser, LLC), a limited liability company formed under the laws of the State of Delaware (“Northeast”), TOTALSTONE PROPERTIES, LLC, a limited liability company formed under the laws of the State of Delaware (“Properties” and collectively with TotalStone and Northeast, the “Borrower”), and BERKSHIRE BANK (the “Lender” and/or “BB”), a Massachusetts Banking Corporation.

RECITALS

Whereas, the Borrower and Lender entered into a certain Revolving Credit, Term Loan and Security Agreement dated December 20, 2017 and that certain Amended and Restated Revolving Credit Note, dated April 15, 2019 (as amended, replaced, restated, modified and/or extended from time to time, the “Loan Agreement”);

Whereas, Borrower and Lender have agreed to modify the terms of the Loan Agreement as set forth in this Eleventh Amendment;

Whereas, Borrower and Lender have agreed that in the event of any conflict between the terms and conditions set forth in this Eleventh Amendment and those in the Loan Documents, the terms and conditions set forth in this Eleventh Amendment shall control; and

Now, therefore, in consideration of the Lender’s continued extension of credit and the agreements contained herein, the parties agree as follows:

AGREEMENT

1)	ACKNOWLEDGMENT OF BALANCE. Borrower acknowledges that the most recent statement of account sent to the Borrower with respect to the Obligations is correct.

2)	MODIFICATIONS AND NEW DEFINITONS. The Loan Agreement be and hereby is modified as follows:

(a)	The following definitions are hereby modified or added to Section 1.2 in of the Loan Agreement in alphabetical order to read in their entirety as follows:

“Debt Service Coverage Ratio” means the result of dividing net earnings before interest, taxes, depreciation and amortization (EBITDA) by principal and interest.

“Eleventh Amendment” shall mean the Eleventh Amendment to the Revolving Credit, Term Loan and Security Agreement by and among the Borrower and the Lender dated as of the Eleventh Amendment Effective Date.

1

“Effective Date” shall mean the date of satisfaction of all the preconditions set forth in Section 4 of this Eleventh Amendment.

“Maturity Date” shall mean April 30, 2025.

(b)	The following definitions in Section 1.2 of the Loan Agreement are hereby amended and restated in their entirety as follows:

“Minimum Adjusted EBITDA” of the Effective Date, the definitions of EBITDA and Adjusted EBITDA are replacing the definitions of Minimum Adjusted EBITDA, which shall mean for any period the sum of (i) Net Income (or loss) of Borrower for such period (excluding extraordinary gains and losses), plus (ii) all interest expense of Borrower for such period, plus (iii) all charges against income of Borrower during such period for federal, state and local income taxes accrued, plus (iv) depreciation expenses of the Borrower for such period, plus (v) amortization expenses of the Borrower for such period, plus (vi) non-cash management fees, plus (vii) the fair market value of the aggregate cost of goods sold expense of the Borrower during such period. The Minimum Adjusted EBITDA shall be no less than as set forth below for each respected period:

PERIOD	MINIMUM AMOUNT
Three Month Period ended September 30, 2024	$865,000.00
Six Month Period ended December 30, 2024	$950,000.00
Nine Month Period ended March 31, 2025	$950.000.00

“Minimum Tangible Net Worth” As of the Effective Date Section 6.5(b) of the Loan Agreement, shall mean: as set forth below;

PERIOD	MINIMUM AMOUNT
December 31, 2024	$750,000.00

(c)	“Waiver”: As the Lender is aware, and as it has been discussed with the Borrower and all Guarantors, , Borrower breached the provisions of the Loan Agreement, as follows (collectively, the “Existing Events of Default”):

i. Borrower violated the six (6) months Adjusted EBITDA covenant as of December 31, 2023 in the amount of $400,000;

ii. Borrower violated the nine (9) month Adjusted EBITDA covenant as of March 31, 2024 in the amount of $850,000;

iii. Borrower violated the trailing twelve months Adjusted EBITDA covenant as of June 30, 2024 in the amount of $2,000,000;

iv. Borrower violated the Tangible Net Worth covenant of $3,300,000 as of September 30, 2024; and

v. Borrower failed to deliver the 2023 year end audited financial statement in the time provided for in Section 9.7 of the Loan Agreement.

As of the Effective Date the Lender waives the Existing Events of Default as defined herein and for the reporting periods stated herein and said waivers do not constitute a waiver of any other Default or any other provision or term of the Loan Agreement or any related document, or any other covenant or undertaking under the Loan Agreement, or any other agreement between Lender and Borrower, in the future. Borrower is hereby advised that the Lender reserves the right to exercise any of the remedies contained in the Loan Agreement or otherwise with respect to any other Defaults or Events of Default which may exist or may occur.

2

3)	AMENDMENTS

3.1	Adjusted Minimum EBITDA.

Adjusted Minimum EBITDA shall be as follows:

(i) for the three (3) months beginning July 1, 2024 and ending September 30, 2024 no less than $865,000.00;

(ii) for the six (6) months beginning July 1, 2024 and ending December 30, 2024 no less than $950,000.00;

(iii) for the nine (9) months beginning July 1, 2024 and March 31, 2025 and each fiscal quarter thereafter no less than $950,000.00.

3.2	Minimum Tangible Net Worth.

Borrower’s Minimum Tangible Net Worth shall be as follows:

(i)	for the period ending December 31, 2024 no less than $750,000.00.

3.3	Collateral Monitoring Fee.

As of the Effective Date, Section 3.4(a) of the Loan Agreement is hereby amended to amend the Collateral Monitoring Fee from $500 per month to $750 per month.

3.4	Section 13.1 of the Loan Agreement be and hereby is deleted and replaced in its entirety as follows:

13.1 Term. This Agreement, which shall inure to the benefit of and shall be binding upon the respective successors and permitted assigns of Borrower and Lender, shall become effective on the date hereof and shall continue in full force and effect until the Termination Date (the “Term”) unless sooner terminated as herein provided. Borrower may terminate this Agreement at any time upon ten (10) Business Days’ prior written notice upon payment in full of the Obligations.

3

3.5	Permitted Overadvances.

Borrower shall not request and Lender shall not make an Advance(s) in excess of the lesser of (i) the Formula Amount and (ii) the Maximum Revolving Advance Amount less the aggregate Maximum Undrawn Amount of all outstanding Letters of Credit.

4)	ACKNOWLEDGMENTS BY BORROWER. Borrower acknowledges and represents that:

(a) the Loan Agreement and the Other Documents, as amended hereby, are in full force and effect without any defense, claim, counterclaim, right or claim of set-off;

(b) to the best of its knowledge, no default by the Lender in the performance of their duties under the Loan Agreement or the Other Documents has occurred;

(c) all representations and warranties of the Borrower contained herein, in the Loan Agreement and in the Other Documents are true and correct in all material respects as of this date, except for any representation or warranty that specifically refers to an earlier date;

(d) Borrower has taken all necessary action to authorize the execution and delivery of this Eleventh Amendment;

(e) Borrower shall pay an amendment fee in the amount of $35,000 (“Amendment Fee”) which is fully earned upon the Effective Date and due and payable on or before the Maturity Date; and

(f) this Eleventh Amendment is a modification of an existing obligation and is not a novation.

5)	PRECONDITIONS. As preconditions to the effectiveness of any of the modifications, contained herein:

(a) provide the Lender with this Eleventh Amendment and the Board Consent, each properly executed; and

(b) pay all reasonable and documented legal fees incurred by the Lender in entering into this Eleventh Amendment.

6)	MISCELLANEOUS. This Eleventh Amendment shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts, without reference to that state’s conflicts of law principles. This Eleventh Amendment, the Loan Agreement and the Other Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Eleventh Amendment, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Eleventh Amendment shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Eleventh Amendment, the Loan Agreement or the Other Documents. This Eleventh Amendment may be executed in any number of counterparts, each of which when executed and delivered (in original or by facsimile or other electronic means such as PDF) shall be deemed an original and all of which together shall constitute one and the same instrument.

7)	DEFINITIONS. The terms used herein and not otherwise defined or modified herein shall have the meanings ascribed to them in the Loan Agreement. The terms used herein and not otherwise defined or modified herein or defined in the Loan Agreement shall have the meanings ascribed to them by the Uniform Commercial Code as enacted in Commonwealth of Massachusetts.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

4

ADDENDUM TO ELEVENTH AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT

This confirms that all of the conditions to the Effective Date were satisfied on October 18, 2024.

BERKSHIRE BANK,

as Lender

By:	/s/ Ben Garcia
Name:	Ben Garcia
Title:	Senior Vice President

IN WITNESS WHEREOF, the undersigned have signed and sealed this Eleventh Amendment the day and year first above written.

TOTALSTONE, LLC

By:	/s/ MATTHEW LIPMAN
Name:	MATTHEW LIPMAN
Title:	Manager

NORTHEAST MASONRY DISTRIBUTORS, LLC
(f/k/a NEM Purchaser, LLC)

By: TotalStone, LLC, its Managing Member

By:	/s/ MATTHEW LIPMAN
Name:	MATTHEW LIPMAN
Title:	Manager

TOTALSTONE PROPERTIES, LLC

By: TotalStone, LLC, its Managing Member

By:	/s/ MATTHEW LIPMAN
Name:	MATTHEW LIPMAN
Title:	Manager

BERKSHIRE BANK,
as Lender

By:	/s/ Ben Garcia
Name:	Ben Garcia
Title:	Senior Vice President

[Signature Page - Eleventh Amendment To Revolving Credit Term Loan And Security Agreement]